                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           THE NEW YORK TIMES COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                             Notice of 1998
                                                             Annual Meeting
                                                             and Proxy Statement


[LOGO]

The New York Times Company

229 West 43d Street, New York, NY 10036
212 556-1234

[LOGO] The New York Times Company
       229 West 43d Street, New York, N.Y. 10036 (212)556-1234


                                                                   March 4, 1998

To Our Stockholders:

      Our 1998 Annual Meeting of Stockholders will be held on Thursday, April 16, at 10:00 A.M., local time, at Town Hall, 123 West 43d Street, New York, N.Y. 10036.

      The accompanying Notice of Annual Meeting and Proxy Statement set forth the business intended to be transacted. Time will be made available for a discussion of these items as well as for other questions about the business affairs of the Company. As usual, all stockholders will be sent a report of the meeting.

      Ruth S. Holmberg and George B. Munroe will be retiring from our Board of Directors next month and are not nominees for election at this year's Annual Meeting. They have served on our Board since 1961 and 1988 respectively. We are grateful for their immense contributions to the success of the Company, and we wish them well.

      Brenda C. Barnes and Ellen R. Marram are new nominees for election this year. We believe the addition of Ms. Barnes and Ms. Marram will strengthen our Board as we move into the next millennium.

      It is important that your shares be represented at the meeting, whether or not you are personally able to attend. Accordingly, please sign, date and mail the enclosed proxy card in the return envelope as promptly as possible. Your cooperation in this regard will be very much appreciated.

Sincerely yours,


ARTHUR O. SULZBERGER, JR.
Chairman of the Board

[LOGO] The New York Times Company
       229 West 43d Street, New York, N.Y. 10036 (212)556-1234


Notice of Annual Meeting of Stockholders
To be held April 16, 1998
To The Holders of Class A and Class B Common Stock of
The New York Times Company:

      The Annual Meeting of the holders of the Class A and Class B Common Stock of The New York Times Company (the "Company") will be held at Town Hall, 123 West 43d Street, New York, N.Y. 10036, on Thursday, April 16, 1998, at 10:00 A.M., local time, for the following purposes:

            1.    To elect a Board of 15 members;

            2. To consider and act upon a proposal to approve amendments to the Company's 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan, as amended, to preserve the tax deductibility of certain compensation paid thereunder;

            3. To ratify the selection of Deloitte & Touche LLP, independent certified public accountants, as auditors for the fiscal year ending December 27, 1998; and

            4. To transact such other business as may properly come before the meeting.

      Holders of the Class A and Class B Common Stock of record at the close of business on February 25, 1998, are entitled to notice of and to vote at this meeting as set forth in the Proxy Statement. Class A stockholders are entitled to vote for the election of five of the 15 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the proposal to approve the amendments to the 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan, and for the ratification of the selection of Deloitte & Touche LLP as auditors for 1998. Class B stockholders are entitled to vote for the election of 10 of the 15 directors and on all other matters presented to the meeting.

New York, N.Y.
March 4, 1998

By Order of the Board of Directors


LAURA J. CORWIN
Vice President and Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. THIS IS IMPORTANT FOR THE PURPOSE OF INSURING A QUORUM AT THE MEETING.

[LOGO]

                           The New York Times Company

                                 PROXY STATEMENT


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Solicitation of Proxies....................................................    1
    Voting Securities of the Company.......................................    1
    Principal Holders of Common Stock......................................    1
    Security Ownership of Management.......................................    5
    Section 16(a) Beneficial Ownership Reporting Compliance................    7
    The 1997 Trust.........................................................    7
    Globe Voting Trust.....................................................    8
Proposal Number 1: Election of Directors...................................    9
    Class A Directors......................................................   10
    Class B Directors......................................................   11
    Interest of Directors in Certain Transactions of the Company...........   13
    Certain Information about the Board of Directors.......................   14
    Compensation of Directors; Liability and Reimbursement Insurance.......   15
Compensation of Executive Officers.........................................   16
    Summary Compensation Table.............................................   16
    Option Grants in Last Fiscal Year......................................   17
    Aggregated Option Exercises in Last Fiscal Year, and FY-End
      Option Values........................................................   18
    Pension Plan Table.....................................................   18
    Performance Presentation...............................................   19
    Compensation Committee Report..........................................   21
Proposal Number 2: Approval of Amendments to 1991 Executive Stock
Incentive and 1991 Executive Cash Bonus Plans..............................   23
    Purpose of Amendments..................................................   23
    Summary of Plans.......................................................   23
    Material Changes Effected by the Amendments............................   24
    New Benefits...........................................................   25
    Amendments; Non-Exclusivity............................................   25
    Recommendation and Vote Required.......................................   25
Proposal Number 3: Selection of Auditors...................................   26
Other Matters..............................................................   26
    Discretionary Authority to Vote Proxy..................................   26
    Annual Report; Annual Report on Form 10-K..............................   26
    Submission of Stockholder Proposals....................................   27
Annex A: 1991 Executive Stock Incentive Plan as Proposed to be Amended.....  A-1
Annex B: 1991 Executive Cash Bonus Plan as Proposed to be Amended..........  B-1


The New York Times Company
Proxy Statement

1998 Annual Meeting of Stockholders

--------------------------------------------------------------------------------
Solicitation of Proxies
--------------------------------------------------------------------------------

      The enclosed proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held April 16, 1998, and at any adjournment or adjournments thereof. A proxy may be revoked by notice in writing to the Secretary at any time prior to the exercise thereof or by execution of a proxy bearing a later date. Each valid proxy received in time will be voted at the meeting, and, if a choice is specified, it will be voted in accordance with such specification. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about March 4, 1998. The cost of solicitation of proxies, including the reimbursement to banks and brokers for reasonable expenses of sending proxy material to their principals, will be borne by the Company. The Company has engaged Georgeson & Co., Inc. to assist in the solicitation of proxies from brokers, banks, institutions and other fiduciaries by mail, telephone, telegraph and facsimile for a fee of $6,500 plus out-of-pocket expenses. In addition, proxies may be solicited by officers of the Company in person or by mail, telephone or facsimile.

Voting Securities of the Company

      The Company has two classes of outstanding voting securities, the Class A Common Stock, 10 cents par value, and the Class B Common Stock, 10 cents par value. As of February 25, 1998, there were outstanding 95,834,039 shares of Class A Common Stock and 424,801 shares of Class B Common Stock. Only holders of record of the Class A or Class B Common Stock at the close of business on February 25, 1998, are entitled to vote at the meeting.

      Each share of stock is entitled to one vote. The Class A stockholders have limited voting rights and are entitled to vote for the election of five of the 15 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the proposal to approve the amendments to the 1991 Executive Stock Incentive Plan and 1991 Executive Cash Bonus Plan, and for the ratification of the selection of Deloitte & Touche LLP as auditors for the fiscal year ending December 27, 1998. The Class B stockholders are entitled to vote for the election of 10 of the 15 directors and on all other matters presented to the meeting.

Principal Holders of Common Stock

      The following table sets forth the only persons who, to the knowledge of management, owned beneficially on February 25, 1998, more than 5% of the outstanding shares of either Class A or Class B Common Stock:


Name and Address                                          Shares (%)
------------------------------------------    ----------------------------------
                                                 Class A             Class B
                                                 -------             -------

1997 Trust(1),(2).........................    1,069,405(1.1%)     369,405(87.0%)
229 West 43d Street
New York, NY

Lynn G. Dolnick(1),(2),(3)................    1,091,029(1.1%)     369,964(87.1%)
229 West 43d Street
New York, NY

Marian S. Heiskell(1),(2),(4),(5).........    4,361,064(4.5%)     370,890(87.3%)
229 West 43d Street
New York, NY



Name and Address                                          Shares (%)
------------------------------------------    ----------------------------------
                                                 Class A             Class B
                                                 -------             -------

Ruth S. Holmberg(1),(2),(4),(6)...........    5,030,499(5.2%)     370,590(87.2%)
100 East 10th Street
Chattanooga, TN

Judith P. Sulzberger(1),(2),(4),(7).......    5,028,485(5.2%)     370,590(87.2%)
229 West 43d Street
New York, NY

Arthur Ochs Sulzberger(1),(2),(4),(8).....    5,957,042(6.2%)     371,190(87.4%)
229 West 43d Street
New York, NY

Globe Voting Trust(9).....................    5,803,191(6.1%)           0
William O. Taylor, Charles H. Taylor,
Benjamin B. Taylor, Benjamin Beale Baker
and Nancy B. Soulette, Trustees
c/o Bingham Dana & Gould
150 Federal Street
Boston, MA 02110

William O. Taylor(9),(10).................    5,979,637(6.2%)           0
135 Morrissey Boulevard
Boston, MA 02107

Charles H. Taylor(9),(11).................    5,805,601(6.1%)           0
Globe Voting Trust
c/o Bingham Dana & Gould
150 Federal Street
Boston, MA 02110

Benjamin B. Taylor(9),(12)................    6,044,159(6.3%)           0
135 Morrissey Boulevard
Boston, MA 02107

Nancy B. Soulette(9),(13).................    5,803,210(6.1%)           0
Globe Voting Trust
c/o Bingham Dana & Gould
150 Federal Street
Boston, MA 02110

Benjamin Beale Baker(9),(14)..............    5,803,191(6.1%)           0
Globe Voting Trust
c/o Bingham Dana & Gould
150 Federal Street
Boston, MA 02110

                                                   (Footnotes on following page)

(Footnotes for preceding page)

----------
(1) Each of Dr. Dolnick, Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger, as trustees of the 1997 Trust (as described below in the "The 1997 Trust"), share voting and investment power with respect to the shares owned by the 1997 Trust; thus under Securities and Exchange Commission ("SEC") regulations, each may be deemed a beneficial owner of the shares held by the 1997 Trust. The shares held by the 1997 Trust are therefore included in the amounts listed in this table opposite the names of all five of the foregoing persons. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table. By virtue of their being co-trustees of the 1997 Trust, Dr. Dolnick, Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger could be deemed to comprise a "group" within the meaning of SEC regulations. Such group is the beneficial owner in the aggregate of 17,006,497 shares of Class A Common Stock, representing approximately 17.6% of the outstanding shares of Class A Common Stock, which shares include 375,604 shares issuable upon the conversion of an aggregate of 375,604 shares of Class B Common Stock and 287,638 shares issuable upon the exercise of options granted under the Company's stock option plans.

(2) Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis. Ownership of Class B Common Stock is therefore deemed to be beneficial ownership of Class A Common Stock under SEC regulations. For purposes of the table of Class A ownership, it has been assumed that each person listed therein as holding Class B Common Stock has converted into Class A Common Stock all shares of Class B Common Stock of which that person is deemed the beneficial owner. Thus all shares of Class B Common Stock held by the 1997 Trust and by Dr. Dolnick, Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger have been included in the calculation of the total amount of Class A Common Stock owned by each such person as well as in the calculation of the total amount of Class B Common Stock owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

(3) In addition to the amounts of Class A and B Common Stock set forth in notes 1 and 2, the holdings reported for Dr. Dolnick include (a) 8,247 shares of Class A Common Stock and 559 shares of Class B Common Stock held jointly with her husband, (b) 564 shares of Class A Common Stock held by the Golden Family Charitable Fund, Inc., as to which Dr. Dolnick has sole voting and no investment power and (c) 12,254 shares of Class A Common Stock held by two trusts of which Dr. Dolnick is the sole trustee, which were created by Dr. Dolnick's brother, Michael Golden, for the benefit of his daughters and of which Dr. Dolnick disclaims beneficial ownership.

(4) The holdings of Class A Common Stock reported for Mrs. Heiskell, Mrs. Holmberg, Mr. Sulzberger and Dr. Sulzberger include 56,533 shares of Class A Common Stock held by The Sulzberger Foundation, Inc., a private foundation of which they are officers and directors. The holdings of Class A Common Stock reported for Mrs. Heiskell include 4,000 shares, and those reported for Mrs. Holmberg and Dr. Sulzberger include 6,000, shares which could be acquired within 60 days under the Company's Non-Employee Directors' Stock Option Plan.

(5) In addition to the amounts of Class A and Class B Common Stock set forth in notes 1, 2 and 4, the holdings reported from Mrs. Heiskell include 3,215,238 shares of Class A Common Stock and 1,485 shares of Class B Common Stock held directly and 14,403 shares of Class A Common Stock held by a trust of which Mrs. Heiskell is a trustee, which was created by Mrs. Heiskell's mother for a child of Mr. Sulzberger.

(6) In addition to the amounts of Class A and Class B Common Stock set forth in notes 1, 2 and 4, the holdings reported for Mrs. Holmberg include 3,892,336 shares of Class A Common Stock and 1,185 shares of Class B Common Stock held directly and 5,040 shares of Class A Common Stock held by three trusts of which Mrs. Holmberg is a trustee, which were created by Mr. Holmberg for his children.

(7) In addition to the amounts of Class A and Class B Common Stock set forth in notes 1, 2 and 4, the holdings reported by Dr. Sulzberger include 3,895,362 shares of Class A Common Stock and 1,185 shares of Class B Common Stock held directly.

(8) In addition to the amounts of Class A and Class B Common Stock set forth in notes 1, 2 and 4, the holdings reported for Mr. Sulzberger include 3,793,278 shares of Class A Common Stock and 1,785 shares of Class B Common Stock held directly, 14,403 shares of Class A Common Stock held by a trust of which Mr. Sulzberger is a trustee, which was created by his mother for a child of Mr. Sulzberger, 750,000 shares of Class A Common Stock held by a trust created by Mrs. Heiskell of which Mr. Sulzberger is the trustee and 271,638 shares of

      Class A Common Stock which could be acquired pursuant to options granted under the Company's Executive Incentive Compensation Plan and the Company's 1991 Executive Stock Incentive Plan (the "Plans"). The holdings of Class A Common Stock reported for Mr. Sulzberger exclude 1,870 shares of Class A Common Stock owned by his wife as her separate property. Mr. Sulzberger also holds 69,058 retirement units (rights under the Plans to receive shares of Class A Common Stock in ten annual installments upon retirement), which are excluded from the amounts shown.

(9) Messrs. Taylor, Ms. Soulette and Mr. Baker, as trustees of the Globe Voting Trust (as described below in "Globe Voting Trust"), share voting power with respect to the 5,803,191 shares of Class A Common Stock held by the Globe Voting Trust. Except as set forth in this note 9 and below in notes 10-14, Messrs. Taylor, Ms. Soulette and Mr. Baker have no economic interest in these shares and have no beneficial interest in the Globe Voting Trust. Because Messrs. Taylor, Ms. Soulette and Mr. Baker have the power to vote these shares, SEC rules require inclusion of such shares in the table as beneficially owned by each such person. As a result of this presentation, there are substantial duplications in the number of shares and percentages shown in the table.

(10) The holdings reported for Mr. William O. Taylor include the following 125,854 shares of Class A Common Stock in which Mr. Taylor has an economic interest: (a) 125,224 shares held through ownership of units in the Globe Voting Trust (as described below in "Globe Voting Trust") by a trust of which Mr. Taylor is a co-trustee and sole beneficiary, and (b) 630 shares held by Mr. Taylor's wife. The holdings reported for Mr. Taylor also include 175,816 shares of Class A Common Stock held by two trusts of which Mr. Taylor is a trustee. Mr. Taylor has no economic interest in these shares and is not a beneficiary of such trusts with respect to such shares. Because Mr. Taylor shares the power to vote, and in some cases, to dispose of or direct the disposition of, these shares, SEC rules require inclusion of such shares in the table as beneficially owned by Mr. Taylor.

(11) The holdings reported for Mr. Charles H. Taylor include the following 309,310 shares in which Mr. Taylor has an economic interest: (a) 2,410 shares held directly, (b) 58,500 shares held through ownership of units in the Globe Voting Trust (as described below in "Globe Voting Trust") by Mr. Taylor, and (c) 248,400 shares held through ownership of units in the Globe Voting Trust by a trust of which Mr. Taylor is a co-trustee and a co-beneficiary in certain limited situations. The holdings reported for Mr. Taylor also include 199,656 shares of Class A Common Stock held through ownership of units in the Globe Voting Trust by a trust of which Mr. Taylor is a co-trustee. Mr. Taylor is a contingent beneficiary with respect to such shares.

(12) The holdings reported for Mr. Benjamin B. Taylor include the following 287,664 shares in which Mr. Taylor has an economic interest: (a) 1,596 shares held directly, (b) 172,115 shares held through ownership of units in the Globe Voting Trust (as described below in "Globe Voting Trust") by a trust of which Mr. Taylor is a co-trustee and sole beneficiary, (c) 37,500 shares held through ownership of units in the Globe Voting Trust by a trust of which Mr. Taylor's wife is a co-trustee and his future grandchildren are the sole beneficiaries, (d) 5,343 shares held through ownership of units in the Globe Voting Trust by Mr. Taylor as custodian for the benefit of his children, (e) 1,338 shares held through ownership of units in the Globe Voting Trust by a trust of which Mr. Taylor's wife is a co-trustee and sole beneficiary and (f) 69,772 shares which could be acquired pursuant to options granted under the Plans or pursuant to options granted under stock option plans of Affiliated Publications, Inc., former parent company of The Boston Globe ("API") (these options were converted into options to purchase Class A Common Stock upon the acquisition of API by the Company). The holdings reported for Mr. Taylor also include 169,600 shares of Class A Common Stock held through two trusts (other than the Globe Voting Trust) of which Mr. Taylor is co-trustee. Mr. Taylor has no economic interest in these shares and is not a beneficiary of either trust with respect to such shares. Because Mr. Taylor shares the power to vote and, in some cases, to dispose or direct the disposition of these shares, SEC rules require the inclusion of such shares in the table as beneficially owned by Mr. Taylor.

(13) The shares reported for Ms. Soulette include the following 92,219 shares in which Ms. Soulette has an economic interest: (a) 19 shares held directly and (b) 92,200 shares held through ownership of units in the Globe Voting Trust (as described below in "Globe Voting Trust") by a trust of which Ms. Soulette is a co-trustee and sole beneficiary.

(14) The shares reported for Mr. Baker include 276,657 shares in which Mr. Baker has an economic interest, which shares are held through ownership of units in the Globe Voting Trust (as described below in "Globe Voting Trust") by Mr. Baker.

Security Ownership of Management

      The following table shows the beneficial ownership, reported to the Company as of February 25, 1998, of Class A Common Stock and Class B Common Stock, including shares as to which a right to acquire ownership exists (for example, by the exercise of stock options, or the conversion of Class B Common Stock into Class A Common Stock) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, of each director, each nominee, the chief executive officer and the four other most highly compensated executive officers of the Company during 1997 and all directors, nominees and executive officers of the Company, as a group. A portion of the shares reported below are held by the 1997 Trust and the Globe Voting Trust, whose trustees share voting and, in some cases, investment power with respect thereto. See "The 1997 Trust" and "Globe Voting Trust."

----------

                                                 Class A             Class B
                                                 -------             -------
John F. Akers(1)...........................      12,000(*)              0
  Director
Diane P. Baker(2)..........................      23,864(*)              0
  Senior Vice President and
  Chief Financial Officer
Brenda C. Barnes...........................           0                 0
  Nominee for Director
Richard L. Gelb(1).........................      17,000(*)              0
  Director
Michael Golden(3),(4)......................      76,204(*)            560(*)
  Vice Chairman and
  Senior Vice President and Director
A. Leon Higginbotham, Jr.(5)...............       3,766(*)              0
  Director
Ruth S. Holmberg(4),(6)....................   5,030,499(5.2%)     370,590(87.2%)
  Director
Robert A. Lawrence(7)......................      22,998(*)              0
  Director
Russell T. Lewis...........................       1,617(*)              0
  President and Chief Executive Officer
  and Director
Ellen R. Marram............................           0                 0
  Nominee for Director
George B. Munroe(8)........................       9,000(*)              0
  Director
Charles H. Price II(1).....................       9,000(*)              0
  Director
George L. Shinn(9).........................       8,000(*)              0
  Director
Donald M. Stewart(1).......................      10,075(*)              0
  Director
Arthur Ochs Sulzberger(4),(6)..............   5,957,042(6.2%)     371,190(87.4%)
  Chairman Emeritus and Director
Arthur O. Sulzberger, Jr.(4),(10)..........      75,015(*)            480(*)
  Chairman of the Board and
  Publisher of The New York Times
Judith P. Sulzberger(4),(6)................   5,028,485(5.2%)     370,590(87.2%)
  Director
William O. Taylor(11)......................   5,979,637(6.2%)           0
  Chief Executive Officer of Globe
  Newspaper Company and Director
All Directors, Nominees and Executive
  Officers(4) (30 individuals).............  20,663,888(21.3%)    375,159(88.3%)

                                                   (Footnotes on following page)

(Footnotes for preceding page)

----------
(*) Less than 1%.

(1) The amount reported for this director includes 8,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.

(2) The amount reported for Ms. Baker includes 22,268 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Plans.

(3) The amount reported for Mr. Golden includes 17,608 shares of Class A Common Stock held directly; 726 shares held by the Golden Family Charitable Fund Inc., as to which Mr. Golden has sole voting and no investment power, and of which Mr. Golden disclaims beneficial ownership; 57,310 shares which could be acquired within 60 days pursuant to options under the Plans; and 560 shares which could be acquired upon conversion of Mr. Golden's 560 shares of Class B Common Stock. The holdings of Class A Common Stock reported for Mr. Golden exclude 700 shares held by Mr. Golden's wife; Mr. Golden disclaims beneficial ownership of these shares.

(4) Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis. Ownership of Class B Common Stock is therefore deemed to be beneficial ownership of Class A Common Stock under SEC regulations. For purposes of the presentation of ownership of Class A Common Stock in this table, it has been assumed that each director, nominee and executive officer has converted into Class A Common Stock all shares of Class B Common Stock of which that person is deemed the beneficial owner. Thus all shares of Class B Common Stock held by the directors, nominees and executive officers, including shares held by the 1997 Trust, have been included in the calculation of the total amount of Class A Common Stock owned by such persons as well as in the calculation of the total amount of Class B Common Stock owned by such persons.

(5) The amount reported for Judge Higginbotham includes 2,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.

(6) See "Principal Holders of Common Stock" and "The 1997 Trust" for a discussion of this director's holdings.

(7) The amount reported for Mr. Lawrence includes 5,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.

(8) The amount reported for Mr. Munroe includes 7,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.

(9) The amount reported for Mr. Shinn includes 6,000 shares of Class A Common Stock which could be acquired within 60 days pursuant to options under the Company's Non-Employee Directors' Stock Option Plan.

(10) The amount reported for Mr. Sulzberger, Jr. includes 23,171 shares of Class A Common Stock held directly; 9,169 shares held by trusts of which Mr. Sulzberger, Jr. is a trustee, which were created by Mr. Sulzberger, Jr.'s cousin for the benefit of the latter's children and of which Mr. Sulzberger, Jr. disclaims beneficial ownership; 42,195 shares which could be acquired within 60 days pursuant to options under the Plans (see "Compensation of Executive Officers," table of "Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values"); and 480 shares which could be acquired upon conversion of Mr. Sulzberger, Jr.'s 480 shares of Class B Common Stock. The holdings of Class A Common Stock reported for Mr. Sulzberger, Jr. exclude 11,270 shares held by Mr. Sulzberger, Jr.'s wife as custodian for their minor children; Mr. Sulzberger, Jr. disclaims beneficial ownership of these shares.

(11) See "Principal Holders of Common Stock" and "Globe Voting Trust" for a discussion of Mr. Taylor's holdings.

Section 16(a) Beneficial Ownership Reporting Compliance

      The Company's directors and executive officers and the beneficial holders of more than 10% of the Class A Common Stock are required to file reports with the SEC of changes in their ownership of Company stock. Based on its review of such reports, the Company believes that all such filing requirements were met during 1997 except that Ruth S. Holmberg filed a late report respecting a gift of stock made by her in 1996 and Lynn G. Dolnick filed her initial statement of beneficial ownership and one report respecting a sale late.

The 1997 Trust

      Mrs. Heiskell, Mrs. Holmberg, Dr. Sulzberger and Mr. Sulzberger (the "grantors") (see "Principal Holders of Common Stock") have executed an indenture creating a trust (the "1997 Trust") for the benefit of each of the grantors and his or her family. The grantors transferred to the 1997 Trust, an aggregate of 369,405 shares of Class B Common Stock and 700,000 shares of Class A Common Stock. Such shares of Common Stock were previously held by four separate trusts (the "1986 Trusts"), one for the benefit of each of the grantors and his or her family. The 1986 Trusts were terminated by unanimous vote by the trustees thereof on June 24, 1997, and on July 11, 1997, the assets of each 1986 Trust were transferred back to its grantor. The four grantors, and Lynn G. Dolnick, daughter of Mrs. Holmberg, are the initial trustees of the 1997 Trust.

      The 1997 Trust will continue in existence until the expiration of 21 years after the death of the survivor of all descendants of the mother of the grantors, Mrs. Iphigene Ochs Sulzberger ("Mrs. Sulzberger"), living on June 24, 1997. The Indenture of Trust is subject to the terms and provisions of a shareholders agreement (the "Shareholders Agreement") among the grantors, their children and the Company, which restricts the transfer of Class B Common Stock transferred to the 1997 Trust by requiring, prior to any sale or transfer, the offering of those shares among the other family shareholders (including the 1997 Trust) and then to the Company at the Class A Common Stock market price then prevailing (or if the Company is the purchaser, at the option of the selling shareholder, in exchange for Class A Common Stock on a share-for-share basis), and the conversion of such shares into Class A Common Stock if such purchase rights are not exercised and the shares are to be transferred to a person or persons other than family shareholders or the Company. There are certain exceptions for gifts and other transfers within the family of Adolph S. Ochs provided that the recipients become parties to the Shareholders Agreement.

      In addition, the Shareholders Agreement provides that if the Company is a party to a merger (other than a merger solely to change the Company's jurisdiction of incorporation), consolidation or plan of liquidation in which the Class B Common Stock is exchanged for cash, stock, securities or any other property of the Company or of any other corporation or entity, each signing shareholder will convert his or her shares of Class B Common Stock into Class A Common Stock prior to the effective date of such transaction so that a holder of such shares will receive the same cash, stock or other consideration that a holder of Class A Common Stock would receive in such a transaction. Except for the foregoing, each signing shareholder has agreed not to convert any shares of Class B Common Stock received from a trust created under the will of Adolph S. Ochs into Class A Common Stock. The Shareholders Agreement will terminate upon the expiration of 21 years after the death of the survivor of all descendants of Mrs. Sulzberger living on August 5, 1986. The initial trustees of the 1997 Trust have also signed the Shareholders Agreement and are parties thereto.

      The trustees of the 1997 Trust, subject to the limited exceptions described below, are directed to retain the Class B Common Stock held in the 1997 Trust and not to sell, distribute or convert such shares into Class A Common Stock and to vote such Class B Common Stock against any merger, sale of assets or other transaction pursuant to which control of The New York Times passes from the trustees unless they unanimously determine that the primary objective of the 1997 Trust, which is to maintain the editorial independence and integrity of The New York Times and to continue it as an independent newspaper, entirely fearless, free of ulterior influence and unselfishly devoted to the public welfare, can be achieved better by the sale, distribution or conversion of such stock or by the implementation of such transaction. If upon such determination any Class B Common Stock is distributed to the beneficiaries of the 1997 Trust, it must be distributed only to descendants of Mrs. Sulzberger, subject to the provisions of the Shareholders Agreement. Similarly, any sale by the 1997 Trust of Class B Common Stock upon such determination can be made only in compliance with the Shareholders Agreement.

      The trustees of the 1997 Trust are granted various powers and rights, including among others: (i) to vote all of the shares of Class A and Class B Common Stock held by the 1997 Trust; (ii) to fill any vacancy in the office of trustee; (iii) to amend certain provisions of the Trust Indenture, but not the provisions relating to retaining the Class

B Common Stock or the manner in which such shares may be distributed, sold or converted. The trustees act by the affirmative vote of four trustees, except that prior to any sale or distribution of Class B Common Stock outside of the 1997 Trust or conversion of Class B Common Stock or a vote to approve a merger, sale or assets or other transaction pursuant to which control of The New York Times passes from the trustees, the trustees must unanimously determine that the primary purpose of the 1997 Trust as described above is best achieved by such distribution, sale, conversion or other transaction. Unanimity is also required for the amendment of those provisions of the Trust Indenture which may be amended. None of the grantors may be removed as trustee of the 1997 Trust unless the remaining four trustees determine that such individual is physically or mentally incapable of performing adequately as a trustee. A trustee who is not one of the grantors may be removed by the unanimous agreement of the other four trustees. A trustee who is not a grantor shall serve for a term of five years. When a vacancy in the position of trustee occurs, a new trustee shall be elected by the beneficiaries of the 1997 Trust.

      Upon the termination of the 1997 Trust at the end of the stated term thereof, the shares of Class A and Class B Common Stock held by such trust will be distributed to the descendants then living of Mrs. Sulzberger.

Globe Voting Trust

      The Globe Voting Trust was established on October 1, 1954, and amended on October 1, 1993, the effective date of the Company's acquisition of API, the parent company of The Boston Globe (the "API Acquisition"). As of February 25, 1998, units in the Globe Voting Trust represented 5,803,191 shares of Class A Common Stock received pursuant to the API Acquisition, principally by descendants of the two founders of The Boston Globe or by trusts for their benefit.

      The trustees of the Globe Voting Trust have the sole power to exercise all voting rights of stockholders with respect to shares of the Company's Class A Common Stock deposited therein. Holders of Globe Voting Trust units, subject to certain disposition restrictions contained in the Globe Voting Trust, have the power to dispose, or to direct the disposition, of Globe Voting Trust units or the underlying shares of the Company's Class A Common Stock. The Globe Voting Trust restricts the number of shares of Class A Common Stock subject thereto that can be sold by any one person in a year, restricts sales to broker's transactions and sales to the Company, and requires that the trustees of the Globe Voting Trust give notice to the Company if any holder of Globe Voting Trust units withdraws from the Globe Voting Trust more than 10,000 shares in the aggregate in any calendar year. Such restrictions and requirements do not apply to the sale or gift to another beneficiary of such trust or a descendant of the two founders of The Boston Globe; however, in such case the transferee shall be subject to the terms of the Globe Voting Trust. The Globe Voting Trust terminates on September 30, 2003. William O. Taylor is one of the five trustees of the Globe Voting Trust.

      The Globe Voting Trust is not the beneficial owner of any of the shares of Class B Common Stock of the Company.

--------------------------------------------------------------------------------
Proposal Number 1
Election of Directors
--------------------------------------------------------------------------------

      The persons named as proxies intend (unless authority is withheld) to vote for the election as directors of the persons hereinafter named (the "Nominees"), upon their nomination for such office at the Annual Meeting. Directors so elected will hold office until the next Annual Meeting and until their successors are elected and qualified.

      The Certificate of Incorporation of the Company provides that Class A stockholders have the right to vote for the election of 30% of the Board of Directors, or the nearest larger whole number, if such percentage is not a whole number. Accordingly, the Class A stockholders will elect five of the 15 directors, and Class B stockholders will elect 10 directors. Directors are elected by a plurality of the votes cast.

      The five Nominees for election as directors by the Class A stockholders are A. Leon Higginbotham, Jr., Robert A. Lawrence, Charles H. Price II, Donald
M. Stewart and William O. Taylor. The 10 Nominees for election as directors by the Class B stockholders are John F. Akers, Brenda C. Barnes, Richard L. Gelb, Michael Golden, Russell T. Lewis, Ellen R. Marram, George L. Shinn, Arthur Ochs Sulzberger, Arthur O. Sulzberger, Jr. and Judith P. Sulzberger. Arthur Ochs Sulzberger and Judith P. Sulzberger are siblings. Arthur O. Sulzberger, Jr. is the son of Arthur Ochs Sulzberger. Michael Golden is the nephew of Arthur Ochs Sulzberger and Judith P. Sulzberger. All of the Nominees other than Ms. Barnes and Ms. Marram are currently directors of the Company and, except for Mr. Golden, were elected at the Annual Meeting of Stockholders held on May 16, 1997, for which proxies were solicited. Mr. Golden was elected a director on October 16, 1997 by the Board. In accordance with the Company's policy with respect to the retirement of non-employee directors, Ruth S. Holmberg and George B. Munroe, currently directors, are not standing for election at this year's Annual Meeting.

      Messrs. Taylor and Lawrence were elected directors by the Board in October 1993, immediately following the consummation of the API Acquisition. Mr. Taylor was formerly Chairman of the Board of API, and Mr. Lawrence was a director of API. Their election to the Company's board was required by the Agreement and Plan of Merger, dated as of June 11, 1993, as amended as of August 12, 1993, among the Company, its subsidiary, Sphere, Inc., and API (the "API Merger Agreement"). The API Merger Agreement also requires the Company to cause Messrs. Taylor and Lawrence to be nominees for director at least through this year's Annual Meeting. See "Interest of Directors in Certain Transactions of the Company."

      If any of the Nominees should become unavailable for election, all uninstructed proxies will be voted for the election of such other person or persons as may be designated by the Board, but the Board has no reason to anticipate that this will occur. The following information is furnished with respect to each of the Nominees and is based on information submitted by the person named:

--------------------------------------------------------------------------------
                Name, Principal Occupation, and Other Information
--------------------------------------------------------------------------------

Class A Directors

                    THE HONORABLE A. LEON HIGGINBOTHAM, JR.
                    Of counsel, Paul, Weiss, Rifkind, Wharton & Garrison (law firm), from 1993 Public Service Professor of Jurisprudence, Kennedy School of Government, Harvard University, from 1994 Commissioner, U.S. Commission on Civil Rights, from 1995

                    Senior Circuit Judge for the United States Court of Appeals, Third Circuit (from 1991 to 1993); Chief Judge for the United States Court of Appeals, Third Circuit (from 1990 to
                    1991); Circuit Judge for the United States Court of Appeals, Third Circuit (from 1977 to 1991)

                    Director Since: 1993

                    Committee Memberships: Audit and Employee Retirement Income Security Act ("ERISA")

                    Age: 70

                    ROBERT A. LAWRENCE
                    Director of various corporations and not-for-profit entities

                    Partner, Saltonstall & Co. (family trust and investment office) from 1984 to 1996

                    Director or Trustee of 28 funds managed by Metropolitan Life Insurance Co., State Street Research and Management Co. and affiliates

                    Director Since: 1993

                    Committee Memberships: Nominating (Chairman), Compensation and ERISA

                    Age: 71

                    THE HONORABLE CHARLES H. PRICE II
                    Director of various corporations and not-for-profit entities

                    Chairman, Mercantile Bank of Kansas City, from 1992 to 1996, and Director, Mercantile Bancorp (bank holding company), from 1992 to 1996

                    Director of Hanson PLC, Texaco Inc., 360(Degree) Communications, Inc. and U.S. Industries, Inc.

                    United States Ambassador to the United Kingdom of Great Britain and Northern Ireland from 1983 to 1989

                    Director Since: 1989

                    Committee Memberships: Compensation and Employee Stock Purchase Plan ("ESPP")

                    Age: 66

                    DONALD M. STEWART
                    President of The College Board (association of high schools and colleges, sponsor of Scholastic Assessment Tests and other academic activities), from 1987

                    Director of Principal Financial Group (Bankers Life of Iowa Insurance Company) and Campbell Soup Company, Trustee, Educational Broadcasting Corporation (Thirteen/ WNET-TV)

                    Director Since: 1986

                    Committee Memberships: ERISA (Chairman), Audit and
                    Nominating

                    Age: 59

--------------------------------------------------------------------------------
                Name, Principal Occupation, and Other Information
--------------------------------------------------------------------------------

                    WILLIAM O. TAYLOR
                    Chairman and Chief Executive Officer, Globe Newspaper Company, from 1982

                    Publisher, The Boston Globe (from 1978 to 1997), Chairman and Chief Executive Officer (from 1982 to 1993), President (from 1992 to 1993) and Director (from 1972 to 1993), Affiliated Publications, Inc.

                    Director Since: 1993

                    Committee Membership: Finance

                    Age: 65

Class B Directors

                    JOHN F. AKERS
                    Director of various corporations

                    Chairman (from 1986 to 1993), Director (from 1983 to 1993), Chief Executive Officer (from 1985 to 1993), and President (from 1983 to 1989), IBM

                    Director of PepsiCo, Inc., Springs Industries, Inc., Zurich Insurance Company-U.S., Lehman Brothers Holdings, Inc., Hallmark Cards, Inc. and W.R. Grace & Co.

                    Director Since: 1985

                    Committee Memberships: Finance (Chairman), Compensation and Nominating

                    Age: 63

                    BRENDA C. BARNES
                    Director of various corporations

                    President and Chief Executive Officer (from 1996 to 1997) and Chief Operating Officer (from 1993 to 1996), Pepsi-Cola North America; President (1992), Pepsi-Cola South

                    Director of Sears, Roebuck and Co. and Avon Products, Inc.

                    Age: 44

                    RICHARD L. GELB
                    Consultant and Director of various corporations and not-for-profit entities

                    Chairman Emeritus (from 1995), Chairman (from 1976 to 1995), President (from 1967 to 1976), Chief Executive Officer (from 1972 to 1993) and Director (from 1960), Bristol-Myers Squibb Company (a diversified worldwide health and personal care company)

                    Director Since: 1974

                    Committee Memberships: Compensation (Chairman), Finance and Nominating

                    Age: 73

--------------------------------------------------------------------------------
                Name, Principal Occupation, and Other Information
--------------------------------------------------------------------------------

                    MICHAEL GOLDEN
                    Vice Chairman and Senior Vice President of the Company, from 1997

                    Vice President, Operations Development, of the Company (from 1996 to 1997); Executive Vice President, NYT Sports/Leisure Magazines and Vice President and Publisher, Tennis magazine (from 1995 to 1996) and Executive Vice President and General Manager (from 1994 to 1995) and Senior Vice President and General Manager (from 1993 to 1994), NYT Women's Magazines

                    Director Since: 1997

                    Age: 48

                    RUSSELL T. LEWIS
                    President (from 1996) and Chief Executive Officer (from
                    1997) of the Company

                    Chief Operating Officer of the Company (from 1996 to 1997), President and General Manager (from 1993 to 1996), Deputy General Manager (from 1991 to 1993), Senior Vice President, Production (from 1988 to 1991) and Senior Vice President, Circulation (from 1984 to 1988), The New York Times

                    Director Since: 1997

                    Age: 50

                    ELLEN R. MARRAM
                    President (from 1993) and Chief Executive Officer (from
                    1997), Tropicana Beverage Group and Executive Vice President, The Seagram Company Ltd. and Joseph E. Seagram & Sons Inc., from 1993

                    Senior Vice President, Nabisco Foods Group and President, Nabisco Biscuit Company, from 1988 to 1993

                    Director of Ford Motor Company

                    Age: 51

                    GEORGE L. SHINN
                    Consultant and Corporate Director

                    Chairman of the Board and Chief Executive Officer (from 1976 to 1983) and Director (from 1976 to 1988), First Boston, Inc. (international investment bank)

                    Trustee of 43 funds of the Colonial Group of Mutual Funds

                    Director Since: 1978

                    Committee Memberships: ESPP (Chairman), Audit and ERISA

                    Age: 74

                    ARTHUR OCHS SULZBERGER
                    Chairman Emeritus, from 1997

                    Chairman and Chief Executive Officer of the Company, from 1973 to 1997

                    Publisher, The New York Times, from 1963 to 1992

                    Director Since: 1959

                    Committee Membership: Nominating

                    Age: 72

--------------------------------------------------------------------------------
                Name, Principal Occupation, and Other Information
--------------------------------------------------------------------------------

                    ARTHUR O. SULZBERGER, JR.
                    Chairman, from 1997, and Publisher, The New York Times, from 1992

                    Deputy Publisher (from 1988 to 1992) and Assistant Publisher (from 1987 to 1988), The New York Times

                    Director Since: 1997

                    Committee Membership: Nominating

                    Age: 46

                    JUDITH P. SULZBERGER
                    Physician, Columbia College of Physicians & Surgeons, from 1992 (Genome Center, from 1996)

                    Director Since: 1974

                    Committee Memberships: Finance and ESPP

                    Age: 74

Interest of Directors in Certain Transactions of the Company

      1. In the ordinary course of business, the Company and its subsidiaries from time to time engage in transactions with other corporations or financial institutions whose officers or directors are also directors of the Company. Such transactions are conducted on an arm's length basis and may not come to the attention of the directors or officers of the Company or of the other corporations or financial institutions involved.

      2. During 1997, Arthur O. Sulzberger, Jr., was employed as Chairman of the Company and Publisher of The New York Times; Michael Golden, Ruth S. Holmberg's son, was employed as Vice President, Operations Development, and Vice Chairman and Senior Vice President of the Company; Stephen Golden, Mrs. Holmberg's son, was employed as Vice President, Forest Products, Health, Safety and Environmental Affairs, of the Company and President of the Company's Forest Product Group; Daniel Cohen, Judith P. Sulzberger's son, was employed as Senior Vice President, Advertising, in the Advertising Department of The New York Times; and Susan W. Dryfoos, Marian S. Heiskell's daughter, was employed as Director, Times History Productions. With respect to services performed for the Company in 1997, Mr. Michael Golden earned $282,667 and a bonus of $198,166; Mr. Stephen Golden earned $241,000 and a bonus of $158,600; Mr. Cohen earned $215,000 and a bonus of $158,600; and Ms. Dryfoos earned $125,000 and a bonus of $50,400. See "Compensation of Executive Officers" for a description of Mr. Sulzberger, Jr.'s compensation.

      3. On October 1, 1993, the Company completed the acquisition of API, the parent company of The Boston Globe. Pursuant to the API Merger Agreement, Messrs. Taylor and Lawrence were elected directors of the Company and named to the Finance and Compensation Committees respectively. They will be included as nominees for director at least through this year's Annual Meeting.

      The API Merger Agreement also provides Mr. Taylor (and his successors as publisher of The Boston Globe) certain management and other rights (including agreements relating to the composition of the board of directors, the management and the continued separate existence of Globe Newspaper Company ("GNC"), the Company's subsidiary that owns The Boston Globe). Mr. Taylor has an employment agreement with GNC that provides that he will remain employed until December 31, 1998, at the salary (as adjusted in the ordinary course) and with the benefits that he received prior to the merger. In addition, it provides that if his employment ends as a result of a termination without cause, or as a result of certain reasons specified therein, Mr. Taylor will become immediately vested in all outstanding stock options, will become eligible for continued health insurance coverage and outplacement services and will be entitled to receive the larger of two salary settlement arrangements, one of which is the present value of the sum of 125% of base salary and the target bonus for the remaining term of the agreement, and the other of which is one dollar less than three times Mr. Taylor's "base amount" as defined in Section 280G of the Internal Revenue Code of 1986.

Certain Information about the Board of Directors

      The Company has standing Audit, Compensation, Employee Retirement Income Security Act ("ERISA"), Employee Stock Purchase Plan ("ESPP"), Finance and Nominating Committees.

      During 1997, the Board of Directors had nine meetings. In addition, its standing committees, Audit, Compensation, ERISA, ESPP, Finance and Nominating, held a total of 24 meetings. All directors of the Company attended 75% or more of the total meetings of the Board and committees of the Board of which they are members, except for A. Leon Higginbotham, Jr. who, due to health reasons, attended only 67% of the meetings.

      In summary, the functions performed by these committees, their number of meetings and memberships are as follows:

      The Audit Committee selects the independent auditors for the Company (subject to ratification by the stockholders), reviews the scope and results of the annual audit, approves the services to be performed by the independent auditors, reviews the independence of the auditors, reviews the performance and fees of the independent auditors, reviews the adequacy of the system of internal accounting controls and reviews the scope and results of internal auditing procedures. The current members of the Audit Committee are George B. Munroe, Chairman, A. Leon Higginbotham, Jr., George L. Shinn and Donald M. Stewart. The Committee held three meetings during 1997.

      The Compensation Committee adopts and oversees the administration of compensation plans for executive officers and senior management of the Company, determines awards granted senior management under such plans, approves remuneration arrangements for senior management, including all executive officers of the Company, and reviews the reasonableness of all such compensation. The current members of the Compensation Committee are Richard L. Gelb, Chairman, John F. Akers, Robert A. Lawrence and Charles H. Price II. As required by the API Merger Agreement, Mr. Lawrence was made a member of the Compensation Committee in October 1993 upon his election to the Board of Directors. The Committee held four meetings during 1997.

      The ERISA Committee appoints the members of the employee benefits committee of the Company, appoints and reviews the performance of the trustees and investment managers of the Company's pension plans and establishes and amends the Company's employee welfare and pension benefit plans and related trusts. The current members of the ERISA Committee are Donald M. Stewart, Chairman, A. Leon Higginbotham, Jr., Ruth S. Holmberg, Robert A. Lawrence and George L. Shinn. The Committee held three meetings in 1997.

      The ESPP Committee oversees the administration of the Employee Stock Purchase Plan for eligible employees of the Company and its subsidiaries. In that connection, the Committee has authority to adopt, administer and interpret such rules and regulations concerning the ESPP and offerings thereunder as it may deem advisable. The current members of the ESPP Committee are George L. Shinn, Chairman, Charles H. Price II and Judith P. Sulzberger. The Committee held one meeting in 1997.

      The Finance Committee reviews the financial policies of the Company including, without limitation, dividend policy, repurchase of the Company's stock, short- and long-term financing, material acquisitions and dispositions and capital expenditures. The current members of the Finance Committee are John
F. Akers, Chairman; Richard L. Gelb, Ruth S. Holmberg, George B. Munroe, Judith
P. Sulzberger and William O. Taylor. As required by the API Merger Agreement, Mr. Taylor was made a member of the Finance Committee in October 1993 upon his election to the Board of Directors. The Committee held six meetings in 1997.

      The Nominating Committee screens and recommends candidates to fill vacancies on the Board of Directors. The current members of the Nominating Committee are Robert A. Lawrence, Chairman, John F. Akers, Richard L. Gelb, George B. Munroe, Donald M. Stewart, Arthur Ochs Sulzberger and Arthur O. Sulzberger, Jr. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company, giving the recommended nominee's name, biographical data and qualifications, accompanied by the written consent of the recommended nominee. The Committee held seven meetings in 1997.

Compensation of Directors; Liability and Reimbursement Insurance

      Under the By-Laws, the directors do not receive a salary for their services, but may receive an annual retainer and a fixed sum for attendance at Board and committee meetings. Pursuant to resolutions of the Board, non-employee directors receive an annual retainer of $25,000, payable in quarterly installments of $6,250 and a fee of $1,000 for attendance at each Board and Committee meeting. In addition, they are paid their expenses of attendance. For 1997, the Company paid $475,479 in the form of retainers, meeting fees and expenses of attendance. In addition, in 1991 each non-employee director began receiving annually options to purchase 1,000 shares of the Company's Class A Common Stock pursuant to the Company's Non-Employee Directors' Stock Option Plan. In 1997, the annual grant was increased to 2,000 options. Such options, which are granted each year on the date of the Company's annual stockholders meeting with an exercise price equal to the market value of the Class A Common Stock on such date, become exercisable on the date of the next succeeding annual meeting and remain exercisable for ten years from the date of grant.

      Each director may participate in the Company's Matching Gifts Program, pursuant to which the Company will match 150% of charitable contributions made by such directors to colleges, schools, cultural or environmental organizations, up to a maximum Company contribution of $4,500 per person per year.

      The Company maintains life insurance on the life of each director who is not also an employee of the Company in the amount of $100,000. The income required by the Internal Revenue Service to be imputed in 1997 to non-employee directors because of the life insurance coverage was $5,133 in the aggregate. The Company also maintains life insurance on the life of each non-employee director who retired after 1991 in the amount of $25,000.

      The Company purchased directors' and officers' liability and reimbursement insurance effective January 1, 1997, for a period of two years. The combined limit of liability for the insurance is $50,000,000 for the two-year term and the total cost to the Company is $552,100. The insurers providing the insurance are Continental Casualty Company of Chicago, Illinois ($25,000,000), Gulf Insurance Company of St. Louis, Missouri ($15,000,000), and Reliance Insurance Company of Philadelphia, Pennsylvania ($10,000,000).

--------------------------------------------------------------------------------
Compensation of Executive Officers
--------------------------------------------------------------------------------

      The following tables and discussion summarize the compensation for the fiscal year ended December 28, 1997, of the chief executive officer of the Company and each of the four other most highly compensated executive officers of the Company.

Summary Compensation Table

                                                                                        Long-Term Compensation
                                                                            ----------------------------------------------
                                            Annual Compensation                    Awards                  Payouts
                                 -----------------------------------------  -------------------     ----------------------
              (a)                 (b)      (c)         (d)        (e)          (f)        (g)         (h)         (i)
                                                                 Other      Restricted
                                                                 Annual       Stock      Stock       LTIP       All Other
                                         Salary       Bonus   Compensation    Awards    Options     Payouts   Compensation
  Name and Principal Position    Year    ($)(1)        ($)       ($)(2)        ($)        (#)        ($)(3)      ($)(4)
------------------------------   ----    ------      -------  ------------  ----------  -------     -------   ------------
Arthur O. Sulzberger, Jr(5)...   1997    485,833     510,200          0         0        75,840(6)        0       3,500
  Chairman of the Board          1996    450,000     510,200          0         0        40,057           0       3,500
  and Publisher of The           1995    428,000     510,200          0         0        40,057     132,685       3,500
  New York Times

Russell T. Lewis(7)...........   1997    497,500     665,800          0         0        59,347           0       4,800
  President and Chief            1996    418,785     463,450      9,886         0        48,827           0       4,500
  Executive Officer

Arthur Ochs Sulzberger(8).....   1997    598,000     822,200      2,581         0          0              0       4,800
  Chairman Emeritus              1996    575,000     822,200      1,053         0        75,840           0       4,500
                                 1995    555,000     822,200          0         0        75,840     198,220       4,500

William O. Taylor.............   1997    429,500     510,200      1,141         0        40,057           0           0
  Chairman and Chief             1996    421,289     368,364      7,466         0        40,057           0           0
  Executive Officer, Globe       1995    407,019     161,777      9,107         0        40,057           0           0
  Newspaper Company

Diane P. Baker(9).............   1997    416,250     471,000          0         0        40,057           0       4,438
  Senior Vice President and      1996    370,833     353,400          0         0        34,514           0       1,875
  Chief Financial Officer        1995     71,918     100,000          0         0        27,281           0           0


----------
(1)   Salaries are generally set and paid on a calendar year basis.

(2)   Amounts shown in column (e) represent tax payment reimbursements.

(3)   The last long-term incentive award cycle ended in 1995.

(4) Amounts shown in column (i) represent amounts contributed by the Company as 50% matching contributions for the first 6% of earnings contributed by or on behalf of the named individuals to the Company's Supplemental Retirement and Investment Plan.

(5)   Mr. Sulzberger, Jr. became Chairman of the Board on October 16, 1997.

(6) In connection with a restructuring of executive compensation, Mr. Sulzberger, Jr. has requested the cancellation of 15,700 of the options granted in 1997. See "Compensation Committee Report" and "Proposal 2."

(7) Mr. Lewis became Chief Executive Officer on October 16, 1997. Prior to that date, he was President and Chief Operating Officer from September 20, 1996, and prior to that, President of The New York Times. Amounts shown for 1996 include all compensation earned in 1996.

(8) Mr. Sulzberger was Chairman of the Board and Chief Executive Officer until he retired from such positions on October 16, 1997. After that date he became Chairman Emeritus of the Company.

(9) Ms. Baker began employment with the Company on September 18, 1995. Amounts shown for 1995 include only amounts paid and options granted after such date.

Option Grants In Last Fiscal Year

                                                                                            Grant Date
                                               Individual Grants(1)(#)                       Value(2)
---------------------------------------------------------------------------------------------------------
            (a)                   (b)             (c)           (d)           (e)               (f)
                                              % of Total
                                                Options
                                Options       Granted to    Exercise or
                                Granted      Employees in   Base Price    Expiration       Grant Date
            Name                  (#)         Fiscal Year     ($/SH)         Date       Present Value ($)
            ----                -------      ------------   -----------   ----------    -----------------
Arthur O. Sulzberger, Jr.(3)...  75,840           3.46        64.8125     12/18/2007        1,464,319
Russell T. Lewis...............  59,347           2.70        64.8125     12/18/2007        1,145,872
Arthur Ochs Sulzberger.........       0            N/A            N/A            N/A              N/A
William O. Taylor..............  40,057           1.83        64.8125     12/18/2007          773,421
Diane P. Baker.................  40,057           1.83        64.8125     12/18/2007          773,421

----------
(1) The options granted to the named individuals in 1997 become exercisable in installments of 25% of the original grant on each of the first through fourth anniversaries of the grant date. All options are for Class A Common Stock and have an exercise price equal to the market value of the stock on the grant date.

(2) In accordance with the rules of the SEC, "Grant Date Value" has been calculated using the Black-Scholes model of option valuation, adjusted to reflect an option term of 5.36 years, which represents the weighted average (by number of options) over the past 10 years of the length of time between the grant date of options under the Company's plans and their exercise date for all option exercises by the named executive officers and six others who were named executive officers during that period. The model also assumes: (a) an interest rate of 5.75% that represents the interest rate on a U.S. Treasury Bond with a maturity date corresponding to that of the adjusted option term of 5.36 years; (b) volatility of 22.62% calculated using weekly stock prices for the five years (260 weeks) prior to the grant date; and (c) dividends for 1997 at the rate of $.68 per share, which was the annualized rate of dividends on a share of Class A Common Stock as of the grant date. Based on this model, the calculated value of the options on the December 18, 1997, grant date, was determined to be $19.31 per option.

(3) In connection with a restructuring of executive compensation, Mr. Sulzberger, Jr. has requested the cancellation of 15,700 of the options granted in 1997. See "Compensation Committee Report" and "Proposal 2."

Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values(1)

             (a)                      (b)             (c-1)              (c-2)                (d)                   (e)
                                                                                                                 Value of
                                                                                           Number of            Unexercised
                                                                                          Unexercised         In-the-Money
                                                                                          Options at            Options at
                                    Shares          Aggregate          Annualized          FY-End (#)           FY-End ($)
                                   Acquired            Value              Value           Exercisable/         Exercisable/
             Name               On Exercise (#)   Realized ($)(2)    Realized ($)(3)    Unexercisable(4)     Unexercisable(5)
             ----               ---------------   ---------------    ---------------    ----------------     ----------------
Arthur O. Sulzberger, Jr.(6)...      85,431          2,246,776            647,580         42,195/138,056    1,480,675/1,904,193
Russell T. Lewis...............      72,853          1,868,268            925,948           0/123,637           0/1,918,132
Arthur Ochs Sulzberger.........     123,825          4,772,208            729,968        271,638/119,800   10,175,683/3,796,180
William O. Taylor..............     113,641          2,752,614          1,210,703           0/102,273           0/1,931,030
Diane P. Baker.................           0                N/A                N/A         22,268/79,584      689,115/1,101,343

----------
(1)   All options are for Class A Common Stock.

(2) Market value of underlying securities at exercise minus the exercise price.

(3) Aggregate Value Realized upon exercise (column c-1) divided by the number of years executive held applicable option before exercise.

(4) Options granted to these executives under the Company's 1991 Executive Stock Incentive Plan become exercisable in four equal installments over a period of four years from the date of grant.

(5) Market value of underlying securities at December 28, 1997 ($64.0625), minus the option exercise price.

(6) In connection with a restructuring of executive compensation, Mr. Sulzberger, Jr. has requested the cancellation of 15,700 of the options granted in 1997. See "Compensation Committee Report" and "Proposal 2."

Pension Plan Table

      The following table shows the annual estimated benefits payable under the Company's defined benefit retirement plans upon retirement to employees in specified covered compensation and years of credited service classifications. The maximum annual benefit payable under the plans which cover the executive officers (other than Mr. Taylor) is 50% of average annual covered compensation for the five highest paid consecutive years out of the most recent 10 years. The maximum annual benefit is payable with 20 years of credited service and is prorated for less than 20 years. The amount of estimated annual benefit is based upon the assumption that the nonqualified supplemental executive retirement plan will continue in force in its present form.


Highest                              Estimated Annual Pension For
Five Year                    Representative Years of Credited Service(1)
Average Annual       ----------------------------------------------------------
Compensation            10                        15                      20
--------------       --------                  --------                --------
$   500,000          $125,000                  $187,500                $250,000
    750,000           187,500                   281,250                 375,000
  1,000,000           250,000                   375,000                 500,000
  1,250,000           312,500                   468,750                 625,000
  1,500,000           375,000                   562,500                 750,000
  1,700,000           425,000                   637,500                 850,000

----------
(1) The Company became obligated to continue retirement plans in which Mr. Taylor and other Boston Globe executives participate when it acquired API in 1993. The benefit under these plans is earned at a rate of 2% for each year of service up to 35 years, except that each year of service over 25 is credited as 75% of a year. The maximum annual benefit payable with at least 35 years of credited service is 65% of average annual compensation for the five years immediately preceding retirement, assuming employment by the Company until age 62. Under the plan, Mr. Taylor is entitled to an annual retirement benefit of 65% of his final average annual compensation.

      The benefits described in the table above are calculated on a straight-life annuity basis and are not subject to any reduction for Social Security or other offset amounts.

      For named executive officers (other than Mr. Taylor), annual covered compensation for 1997 is the sum of (i) the amount shown for 1997 in column (c) of the Summary Compensation Table above, and (ii) the portion of the annual bonus earned for 1996 which was paid in 1997 (including the cash equivalent value of retirement units awarded in lieu of cash). Prior to 1997, the Company generally paid 50% of the annual bonus earned for a particular year in that year and the remainder early in the following year; however, the entire bonus amounts payable to Arthur O. Sulzberger, Jr. and Arthur Ochs Sulzberger for 1996 were paid by their terms in 1997. Annual covered compensation for 1997 was $996,033 for Arthur O. Sulzberger, Jr., $743,789 for Russell T. Lewis, $1,420,200 for Arthur Ochs Sulzberger and $623,871 for Diane P. Baker. Annual covered compensation for 1997 under the plan in which Mr. Taylor participates includes the amount of 1997 salary as shown in column (c) of the Summary Compensation Table plus the amount of 1997 bonus shown in column (d) of such Table.

      The named executive officers had the following full years of credited service as of December 28, 1997: Arthur O. Sulzberger, Jr.: 19; Russell T.
Lewis: 26; Arthur Ochs Sulzberger: 46; William O. Taylor: 41; and Diane P.
Baker: 2.

      Under another plan which the Company became obligated to continue when it acquired API in 1993, Mr. Taylor is entitled to a payment at his termination of employment equal to 40 weeks of his compensation at that time.

Performance Presentation

      The following graph shows the annual cumulative total shareholder return for the five years ending December 31, 1997, on an assumed investment of $100 on December 31, 1992, in the Company, the Standard & Poor's S&P 500 Stock Index and an index of a peer group of communications companies. The peer group returns are weighted by market capitalization at the beginning of each year. The peer group is comprised of the common stocks of the Company and the following other communications companies: Dow Jones & Company, Inc., Gannett Co., Inc., Knight Ridder, Media General, Inc., The Times Mirror Company, Tribune Company and The Washington Post Company. Shareholder return is measured by dividing (a) the sum of (i) the cumulative amount of dividends declared for the measurement period, assuming monthly reinvestment of dividends and (ii) the difference between the issuer's share price at the end and the beginning of the measurement period by
(b) the share price at the beginning of the measurement period.

      Also shown below are the related annual percentage changes in shareholder return for each of the five years shown in the graph. The information shown in the chart has been derived from the graph.

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL]


        Stock Performance Comparison Between S&P 500, The New York Times
           Company's Class A Common Stock and Peer Group Common Stock

                             NYT        Peer Group       S&P 500
                             ---        ----------       -------
          12/31/92          $ 100         $ 100           $ 100
          12/31/93          $ 102         $ 117           $ 110
          12/31/94          $  88         $ 109           $ 111
          12/31/95          $ 120         $ 139           $ 153
          12/31/96          $ 157         $ 171           $ 189
          12/31/97          $ 276         $ 265           $ 251



    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

                              Annual Total Return


                             NYT        Peer Group       S&P 500
                             ---        ----------       -------
          12/31/93            2%            17%            10%
          12/31/94          -14%            -7%             1%
          12/31/95           37%            28%            38%
          12/31/96           31%            23%            23%
          12/31/97           76%            55%            33%


Compensation Committee Report

      The Compensation Committee has furnished the following report on executive compensation for inclusion in this Proxy Statement:

      To the Stockholders of The New York Times Company:

      In order to effectively serve the interests of the Company and its stockholders, compensation for the Company's executive officers, including the Chairman and the Chief Executive Officer, is designed to create incentives for high levels of individual and Company performance and to reward such performance. Annual bonuses are paid only if financial targets are achieved. These targets are set by the Committee in advance in conjunction with its review of the Company's strategic and operating plans. The Committee grants stock options as part of executive compensation because it views stock options as a means of motivating superior performance and directly linking the interests of executives with those of stockholders. Stock options produce value for executives only if the Company's stock price increases over the option price, which is set at the market price on the date of grant.

      In 1996, the Committee, which consists solely of non-employee directors of the Company, structured 1997 compensation for executive officers to consist of salary, an annual bonus potential and stock options. As noted above, annual bonus amounts actually paid were based largely on the Company's financial performance. A substantial share of total potential cash compensation for executive officers depended on incentive bonus potentials and thus was tied to Company performance. The more responsible the executive officer's position, the greater the portion of potential total cash compensation that depended on incentive bonus potentials.

      Prior to the Committee's determination of salaries and annual cash bonus potentials for Arthur Ochs Sulzberger, then the Company's Chief Executive Officer, and the Company's other executive officers, management reported to the Committee on its review of survey data assembled by outside compensation consultants. The data analyzed total actual cash compensation for comparable executive positions at United States media companies, including those companies in the peer group used in the graph showing comparative stock performance. The companies surveyed had revenues ranging from approximately $50 million to $4.5 billion; the consultants' analyses took into account the effect of revenue size on the compensation practices of individual companies. The data were used to set target annual cash compensation for executive officers slightly above the midrange of companies surveyed and to allocate a significant portion of such compensation to performance-based annual bonus potentials.

      Salaries for executive officers are generally reviewed annually and were set for 1997 in late 1996. Increases in salary range midpoints over 1996, including increases for the named executive officers, were based on a review of the competitive data. The 1997 salary midpoints for the Company's executive officers were generally within the midrange of practices for media companies surveyed, taking into account the Company's revenue size. In setting compensation for individual executive officers, the Committee considered individual performance and responsibilities, performance of the executive's operating unit where applicable and the performance of the Company as a whole. The Committee believes these salaries are appropriate in light of salaries paid for comparable positions at other companies and the individual performance and responsibilities of the executives.

      In October 1997, Mr. Sulzberger retired as Chairman and Chief Executive Officer and Arthur O. Sulzberger, Jr. was appointed Chairman of the Company and Russell T. Lewis was appointed Chief Executive Officer. Mr. Sulzberger continues to serve the Company as Chairman Emeritus. In recognition of their new responsibilities, their individual performances and competitive practices, the Committee increased the base salaries of Messrs. Sulzberger, Jr. and Lewis to $575,000 and $570,000 respectively, effective November 1, 1997. In making this determination, the Committee reviewed data assembled by outside compensation consultants concerning the compensation for similar positions of other companies of comparable size. Mr. Sulzberger continued to receive his salary through the end of 1997.

      Annual bonus potentials for 1997 were set for executive officers in late 1996. The amounts actually paid depended principally on the level of achievement of performance against financial targets which were also set by the Committee in late 1996 and, to a lesser extent, an individual's performance and contribution to other operating unit and corporate goals. These targets were largely based on operating earnings of the Company or of the person's operating unit and were generally substantially exceeded for 1997. The 1997 bonus potentials for Messrs. Sulzberger, Jr. and Lewis were not increased by the Committee upon their promotions in October 1997. Bonus potentials for such individuals for 1998 were set at amounts deemed appropriate for their current positions.

      In February 1998, the Committee determined to alter the way it structured long-term compensation for certain executives, including the majority of its executive officers. Eighteen members of management, including Messrs. Sulzberger, Jr. and Lewis, were made eligible for long-term bonus awards that become payable at the end of a three-year cycle. The amount of payments will depend on the total return to holders of Class A Common Stock (increase in stock price plus reinvested dividends) relative to the total return to the holders of stock of the publicly-traded media companies described in the Proxy Statement under "Performance Presentation."

      The number of stock options granted to each executive officer in 1997 depended on the degree of responsibility of the executive officer's position. The number was based on a review of survey data supplied by outside compensation consultants of stock option grants and other long-term compensation paid to executives at comparable salary levels at other media companies. In granting options, the Company's goals are to attract, retain and motivate the highest caliber of executives by offering a competitive combination of annual and long-term compensation and to link a significant portion of executives' total compensation to the interests of stockholders. To implement these goals, the Company's grants were generally made at the 75th percentile for option grants made by media companies in the survey. In 1997, the Committee granted Messrs. Sulzberger, Jr. and Lewis options in amounts deemed appropriate for their current positions; Mr. Sulzberger received no options in 1997. In connection with the award of the three-year bonus potentials discussed above, Mr. Sulzberger, Jr. has requested the cancellation of 15,700 options granted to him in 1997. The effect of the cancellation of these options will be that the value of Mr. Sulzberger, Jr.'s total compensation, determined on a present value basis and using the Black-Scholes method of option valuation, will not increase as a result of his participation in the long-term award program. All stock options have an exercise price equal to the average of the highest and lowest market price of the Class A Common Stock reported on the date of grant. In order to assure the retention of high level executives and to tie the compensation of those executives to the creation of long-term value for stockholders, the Committee provided that these stock options become exercisable in equal portions over a four-year period. The number of options previously granted that remain outstanding was not considered in making option grants in 1997.

      The Internal Revenue Code has set certain limitations on the deductibility of compensation paid to a public company's five most highly compensated executive officers. In 1995, stockholders of the Company approved amendments to the Company's 1991 Executive Cash Bonus Plan and 1991 Executive Stock Incentive Plan to insure that compensation paid by the Company to executive officers pursuant to these plans would be deductible by the Company for federal income tax purposes. All compensation paid to the Company's executive officers in 1997 was deductible by the Company in accordance with such provisions of the Internal Revenue Code. To enable the Committee to alter the way it structures bonus compensation for the top executive officers as described above, the Committee has recommended certain amendments to the plans that will insure that bonuses paid to executive officers under the new structure will be deductible by the Company for federal income tax purposes.

      In 1996 and 1997 the earnings per share targets and operating unit targets set for the annual bonuses for Mr. Sulzberger, Mr. Sulzberger, Jr. and Mr. Lewis were substantially exceeded, resulting in bonus payouts at the maximum amounts permitted under the plan. Annual bonuses for 1997 represented approximately the following percentages of total cash compensation for 1997 for each of them: Mr. Sulzberger, 58%; Mr. Sulzberger, Jr., 51%; and Mr. Lewis, 57%.

      The Committee believes that 1997 compensation for Mr. Sulzberger, Mr. Sulzberger, Jr. and Mr. Lewis was appropriate in light of their roles in the Company's recent performance: in 1997, exclusive of special items, the Company's earnings per share and its operating profit increased more than 30% over 1996. Other important factors in the determination of their compensation included, in the case of Mr. Sulzberger, his years of experience and stature in the communications industry and his role in planning and implementing a transition to a strong, new leadership team for the Company. In the case of Mr. Sulzberger, Jr., additional factors included the strong financial performance of The New York Times and the implementation of the significant new design, production and editorial enhancements to The New York Times. In the case of Mr. Lewis, additional factors included his role in refining the Company's strategic direction and ensuring the cohesion of senior management.

                                              Richard L. Gelb, Chairman
                                              John F. Akers
                                              Robert A. Lawrence
                                              Charles H. Price II

--------------------------------------------------------------------------------
Proposal Number 2
Approval of Amendments to 1991 Executive Stock Incentive
and 1991 Executive Cash Bonus Plans
--------------------------------------------------------------------------------

Purpose of Amendments

      The Company is proposing amendments (the "Amendments") to the Company's 1991 Executive Stock Incentive Plan (the "Stock Plan") and 1991 Executive Cash Bonus Plan (the "Cash Plan," and the Stock Plan and Cash Plan being collectively referred to as the "Plans" and individually as a "Plan") for approval by the holders of the Class A and Class B Common Stock. The forms of the Stock Plan and Cash Plan, as proposed to be amended, are annexed to this Proxy Statement as Annexes A and B respectively. The Board of Directors, acting on the recommendation of the Compensation Committee, has approved the Amendments subject to such stockholder approval.

      Adoption of the Amendments is being proposed in connection with a new long-term performance award program for senior executives based on the total return to stockholders over a three-year period. The Company believes this program will make the compensation of the Company's senior executives more competitive and will provide a means in addition to stock options of linking executive pay with shareholder interests. The program will also enable the Company to approximate the variety of forms of long-term compensation other publicly traded media companies offer executives.

      Adoption of the Amendments will incorporate into the Plans certain provisions required to insure that all incentive compensation paid by the Company will be deductible by the Company for federal income tax purposes. Under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder by the Internal Revenue Service (the "Regulations"), a publicly held corporation, such as the Company, must satisfy certain conditions in order to retain its federal income tax deduction for compensation in excess of $1 million per year paid to its chief executive officer or any of the four other officers whose compensation is required to be disclosed in its annual proxy statement ("Affected Officers"). The Plans currently allow the Company to pay incentive compensation based on the achievement of specified annual performance criteria, and such compensation satisfies Section 162(m)'s conditions for deductibility. The Amendments will allow incentive compensation based on performance over a period in excess of one year that also will satisfy Section 162(m). The Amendments also will add certain additional annual performance-related criteria to the Plans.

Summary of Plans

      Under the Plans, the Compensation Committee may authorize incentive compensation awards ("Awards") to executives and other key employees. The aggregate amount of Awards under the Plans is limited to 4% of Income Before Income Taxes (as defined in the Plans and subject to adjustments for extraordinary events), with unused amounts being available in subsequent years. Directors who are not employees of the Company are not eligible for participation in either of the Plans. All executive officers and employee directors (17 individuals) and 13 additional employees are eligible to receive Awards.

      The Compensation Committee may make Awards of cash or Class A Common Stock, which may be delivered immediately, in installments or on a deferred date; "Restricted Stock," which is a stock Award conditioned on the recipient's continued employment for a specified period; "Retirement Units," which entitle the recipient to receive Class A Common Stock upon retirement; "Performance Awards," which entitle the recipient to receive stock or cash in an amount which depends on the financial performance of the Company during a specified period of more than one year; or "Annual Performance Awards," which entitle Affected Officers to receive stock or cash in an amount which depends on the achievement of annual targets established by the Compensation Committee under one or more specified Performance Goals. Awards under the Cash Plan may be paid only in cash. Awards under the Stock Plan may be in stock, Retirement Units or cash. The maximum number of shares of the Class A Common Stock available under the Stock Plan for Awards is 1,000,000 shares (of which 962,670 remained available as of February 25, 1998) subject to adjustment in the case of a stock split, stock dividend, reclassification or certain other events.

      In addition to Awards, the Stock Plan provides for the granting of stock options ("Options"). All executive officers and employee directors and approximately 490 additional employees are eligible for Option grants. The maximum number of shares of Class A Common Stock that may be issued pursuant to Options is 20,000,000 (of which 7,685,763 remained available as of February 25, 1998), subject to adjustment in the case of a stock split, stock dividend, reclassification or certain other events. The Amendments do not affect the provisions of the Stock Plan pertaining to Options.

Material Changes Effected by the Amendments

      Long-Term Performance Awards. Under the amended Plans, subject to approval by the holders of the Class A and Class B Common Stock, in addition to the Awards currently provided thereunder, the Compensation Committee will be able to make "Long-Term Performance Awards." These are Awards payable based upon the achievement of performance targets measured over a period in excess of one year established by the Compensation Committee under one or more Long-Term Performance Goals specified in the amended Plans.

      The Long-Term Performance Goals are defined as the attainment over a period in excess of one year of a target or targets based on one or more of the following: (i) increase in shareholder value; (ii) earnings per share; (iii) net income; (iv) return on assets; (v) return on stockholders' equity; (vi) operating cash flow (of the Company or a division or subsidiary); or (vii) operating profit (of the Company or a division or subsidiary).

      Long-Term Performance Awards are available each year only to certain key business leaders and members of senior management designated by the Compensation Committee. Each year the Compensation Committee may make Long-Term Performance Awards to eligible participants and will specify the terms of each such Award, including the potential dollar amount, the measurement period and the specific performance targets under one or more Long-Term Performance Goals. The determination of eligibility and the grant of Long-Term Performance Awards must be made prior to March 31 of each year (or such later date as permitted by the Regulations). No participant may receive a Long-Term Performance Award in any year with a maximum potential payout in excess of $1,500,000.

      Payment of Long-Term Performance Awards will be made as soon as practicable after the Compensation Committee certifies that the Long-Term Performance Goal targets have been met, provided that if Section 162(m) and the Regulations permit, the Compensation Committee may pay a portion of the Award earned for any period in the last month of such period. Under the terms of the Plans as amended by the Amendments, the Compensation Committee retains the discretion to pay an amount pursuant to a Long-Term Performance Award that is less than the maximum amount calculated pursuant to the Long-Term Performance Goal for the year. In addition, the amended Plans permit the Compensation Committee to defer the payment of all or a portion of any Long-Term Performance Award. In the event that a Plan participant leaves the employ of the Company due to death, disability or retirement during a Long-Term Performance Award period, such individual (or his or her estate) will be entitled to a pro rata payment at the end of the period based on the portion of such period in which such individual was employed. Compensation earned under a Long-Term Performance Award will be exempt from the deductibility limitation of Section 162(m).

      Annual Performance Awards. Annual Performance Awards entitle Affected Officers to receive incentive compensation based on specified annual Performance Goals. Compensation earned by an Affected Officer under an Annual Performance Award is exempt from the deductibility limitation of Section 162(m). The Performance Goals are earnings per share, net income, return on assets, return on stockholders' equity, and operating profit (of the Company or a division or subsidiary). In addition to the foregoing, the Amendments will permit Annual Performance Goals to be based on the attainment of targeted operating cash flow (of the Company or a division or subsidiary) or increase in shareholder value.

New Benefits

      For 1998, subject to approval of the Amendments by the stockholders, the Compensation Committee set targets for potential Long-Term Performance Awards to 18 individuals, including Arthur O. Sulzberger, Jr., Chairman of the Board and Publisher of The New York Times, and Russell T. Lewis, President and Chief Executive Office. In connection with the award to Mr. Sulzberger, Jr., he requested the cancellation of 15,700 Options granted to him in 1997. The following table sets forth information regarding such Awards.


Name and Position                     Long-Term Performance Award (1998-2000)(1)
-----------------                     ------------------------------------------
Arthur O. Sulzberger, Jr.                              $  400,000
   Chairman of the Board and Publisher
   of the The New York Times

Russell T. Lewis                                       $  400,000
   President and Chief Executive Officer

All executive officers, as a group                     $1,900,000
 (12 executive officers are eligible
  for awards)


----------
(1) The Long-Term Performance Goal selected by the Committee is the increase in shareholder value and the measurement period will be the three-year period commencing January 1, 1998. Increase in shareholder value will be measured by the total return to holders of Class A Common Stock relative to the total return to holders of stock in the companies comprising the "peer group" described under "Performance Presentation" for the three-year period 1998 - 2000. Total Return for a period is measured by dividing (a) the sum of (i) cumulative amount of dividends declared for such period (assuming reinvestment) and (ii) the difference between the issuer's share price at the end and the beginning of such period, by (b) the share price at the beginning of the period. The actual amount paid will range from $0 to 175% of the stated amount depending on the extent to which performance targets are partially met or exceeded.

Amendments; Non-exclusivity

      The Board may, in its discretion, amend the Plans at any time; provided, however, that no amendment that would materially affect the limitation on the annual accrual of available amounts for Awards under the Plans may be made unless such amendment is approved by the holders of a majority of the outstanding shares of Class A and B Common Stock entitled to vote on such amendment, voting as a single class. In addition, the Board may make no change that would prevent incentive stock options granted under the Stock Plan from being incentive stock options without the consent of the optionees concerned, and the Board may not make any amendment to the Stock Plan which (1) changes the class of persons eligible for incentive stock options, (2) increases the total number of shares for which Options may be granted, or (3) increases the total number of shares authorized for stock Awards, without the approval of the holders of a majority of the outstanding shares of Class A and Class B Common Stock entitled to vote thereon, voting together as one class.

      Participation in the Plans is not exclusive and does not prevent a Plan participant from participating in any other compensation plan of the Company or from receiving any other compensation from the Company. Plan participants may receive more than one type of Award under the Plans.

      The Compensation Committee believes that bonuses are an important part of overall compensation. If the Amendments are not approved by the stockholders, no Long-Term Performance Awards will be made under the Plans; however, the Compensation Committee will retain the right to pay each individual otherwise eligible for such Long-Term Performance Award bonuses based on such criteria as may be established by the Committee. In such event, a portion of such bonus may not be deductible by the Company for federal income tax purposes.

Recommendation and Vote Required

      The Board of Directors recommends a vote FOR the following resolution which will be presented to the Annual Meeting:

                  RESOLVED, that the Amendments to the 1991 Executive Stock
            Incentive Plan and the 1991 Executive Cash Bonus Plan be, and the same hereby are, ratified, confirmed and approved.

      The approval of the Amendments will be voted on as one proposal. The affirmative vote of the holders of a majority of the outstanding shares of Class A and Class B Common Stock entitled to vote thereon at the Annual Meeting, in person or by proxy, voting together as a single class, is required for approval of this resolution. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

--------------------------------------------------------------------------------
Proposal Number 3
Selection of Auditors
--------------------------------------------------------------------------------

      The Company has an Audit Committee of the Board of Directors, whose members are appointed annually by the Board. The Audit Committee currently consists of George B. Munroe, Chairman, A. Leon Higginbotham, Jr., George L. Shinn and Donald M. Stewart, none of whom is an employee of the Company.

      The Audit Committee has selected the firm of Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending December 27, 1998, subject to ratification of such selection by the Class A and Class B stockholders of the Company voting together as one class. Deloitte & Touche LLP has audited the financial statements of the Company for many years.

      The Company has been informed by Deloitte & Touche LLP that such firm has no direct financial interest nor any material indirect financial interest in the Company or any of its affiliated companies. Deloitte & Touche LLP has not had any connection during the past five years with the Company or any of its affiliated companies in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

      A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will be afforded the opportunity to make a statement if he decides to do so. Such representative will also be available to respond to appropriate questions from stockholders at the Annual Meeting.

      The Board of Directors recommends a vote FOR the following resolution which will be presented to the meeting:

                  RESOLVED, that the selection, by the Audit Committee of the
            Board of Directors, of Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending December 27, 1998, is hereby ratified, confirmed and approved.

      The affirmative vote of the holders of a majority of the shares of Class A and Class B Common Stock represented at the Annual Meeting, in person or by proxy, voting together as one class, is required for approval of this resolution. As a result, an abstention or a broker non-vote will have the same effect as a vote against the foregoing resolution.

--------------------------------------------------------------------------------
Other Matters
--------------------------------------------------------------------------------

Discretionary Authority to Vote Proxy

      Management does not know of any other matters to be considered at the Annual Meeting. If any other matters do properly come before the meeting, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and the discretionary authority to do so is included in the Proxy.

Annual Report; Annual Report on Form 10-K

      The Annual Report of the Company for the year 1997 accompanies this Proxy Statement. The Company's 1997 Annual Report on Form 10-K, as filed with the SEC, which includes audited financial statements, is included in the Company's Annual Report.

      Stockholders who would like an additional copy of the Company's 1997 Annual Report on Form 10-K may obtain it, free of charge, upon request to the Secretary of the Company.

Submission of Stockholder Proposals

      Stockholders who intend to present proposals at the 1999 Annual Meeting must insure that such proposals are received by the Secretary of the Company not later than November 4, 1998. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 1999 proxy materials.

By Order of the Board of Directors.



LAURA J. CORWIN
Vice President and Secretary
New York, N.Y.
March 4, 1998

                                                                         Annex A

                           THE NEW YORK TIMES COMPANY
                      1991 EXECUTIVE STOCK INCENTIVE PLAN
                           AS PROPOSED TO BE AMENDED*

1. NAME AND GENERAL PURPOSE

    The name of this plan is The New York Times Company 1991 Executive Stock Incentive Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable the Company (as hereinafter defined) to retain and attract executives who enhance its tradition and contribute to its success by their ability, ingenuity and industry, and to enable them to participate in the long-term success and growth of the Company.

2. DEFINITIONS

    (a) "Awards"--has the meaning specified in Section 12 hereof.

    (b) "Board"--means the Board of Directors of the Company.

    (c) "Cash Plan"--means the Company's 1991 Executive Cash Bonus Plan.

    (d) "Code"--means the Internal Revenue Code of 1986, as amended.

    (e) "Committee"--means the Committee referred to in Section 3 of the Plan. If at any time no Committee shall be in office then the functions of the Committee specified in the Plan shall be exercised by those members of the Board who are Non-Employee Directors.

    (f) "Common Stock"--means shares of the Class A Common Stock of the Company.

    (g) "Company"--means The New York Times Company, a corporation organized under the laws of the State of New York (or any successor corporation), and, unless the context otherwise requires, its subsidiaries (as hereinafter defined) and other non-corporate entities in which it owns directly or indirectly 20% or more of the equity interests. A "subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock.

    (h) "Consolidated Statement of Income"--means the consolidated statement of income (or any comparable statement, however designated) of the Company, audited by the independent certified public accountants of the Company and contained in the Company's annual report to stockholders or proxy statement.

    (i) "Disability"--means total disability as defined under the Company's long-term disability plan, whether or not the Participant is covered by such plan, as determined by the Committee.

    (j) "Fair Market Value"--means the arithmetic mean of the highest and lowest sales prices of the Common Stock as reported in the Consolidated Transactions of the American Stock Exchange ("AMSE") (or such other national securities exchange on which the Common Stock may be listed at the time of determination, and if the Common Stock is listed on more than one exchange, then on the one located in New York or if the Common Stock is listed only on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), then on such system) on the date of the grant or other date on which the Common Stock is to be valued hereunder. If no sale shall have been made on the AMSE, such other exchange or the NASDAQ on such date or if the Common Stock is not then listed on any exchange or on the NASDAQ, Fair Market Value shall be determined by the Committee in accordance with Treasury Regulations applicable to incentive stock options.

------------------------
* Proposed additions are indicated by the underscored language and deletions by a caret.

    (k) "Income Before Income Taxes"--means the amount designated as Income Before Income Taxes for the applicable year and shown separately on the Consolidated Statement of Income for such year.

    (l) "Non-Employee Director"--means any Director of the Company who at the time of acting is a "Non-Employee Director" under Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    (m) "Participant"--means a key employee of the Company who is selected by the Committee to participate in any one or more parts of the Plan from among persons who in the judgment of the Committee are key employees of the Company. In general, key employees are those employees who have principal responsibility for, or who contribute substantially to, the management efficiency, editorial achievement or financial success of the Company. Only employees of The New York Times Company, its subsidiaries and other non-corporate entities in which it owns directly or indirectly 40% or more of the equity interests are eligible to participate in the Plan.

    (n) "Retirement"--means retirement as defined by the terms of "The New York Times Companies Pension Plan" which became effective December 31, 1988, or any successor retirement plan, whether or not the Participant is a member of such retirement plan, and, in the case of employees of Affiliated Publications, Inc., or any subsidiary thereof, who retire under the terms of the Globe Newspaper Company Retirement Plan, which became effective January 1, 1994 (the "Globe Pension Plan") or any successor retirement plan, "Retirement" shall also mean retirement as defined by the terms of the Globe Pension Plan or any successor plan.

3. ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Board or the Committee appointed by it and composed of two or more directors all of whom shall be Non-Employee Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3, and with the administration requirements of Section 162(m)(4)(C) of the Code. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may from time to time confer upon it.

4. OPTIONS AND AWARDS UNDER THE PLAN

    Options, which include "Non-Qualified Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase Common Stock. Non-Qualified Options and Incentive Stock Options are subject to the terms, conditions and restrictions provided in Part I of the Plan.


    Awards under the Plan may include one or more of the following types, either alone or in any combination thereof: (i) "Stock Awards," (ii) "Restricted Stock Awards," (iii) "Retirement Unit Awards," (iv) "Annual Performance Awards," (v) "Performance Awards" or "Other Awards" and (vi) Long-Term Performance Awards."



    Stock Awards are granted under Part IIA of the Plan. Restricted Stock Awards are granted under Part IIB of the Plan. Retirement Unit Awards are granted under
Part IIC of the Plan. Annual Performance Awards are granted under Part IID of the Plan. Performance Awards or Other Awards are granted under Part IIE of the Plan. Awards are subject to the terms, conditions and restrictions provided in the respective subparts of Part II of the Plan. Annual Performance Awards will be based exclusively on the criteria set forth in Section 27A. Long-Term Performance Awards are granted under Part IIF of the Plan. Long-Term Performance Awards will be based exclusively on the criteria set forth in Section 28A.


                             PART I  STOCK OPTIONS

5. PURPOSE

    The purpose of the Stock Option portion of the Plan is to provide an added incentive for effective service and high levels of performance to Participants by affording them an opportunity, under the terms of the Plan, to acquire Common Stock and thereby to increase their proprietary interest in the continued progress and success of the Company.

6. DETERMINATION OF OPTIONEES; SHARES SUBJECT TO OPTIONS

    (a) The Committee may grant options to purchase Common Stock ("Options") to Participants in such amounts as the Committee may determine, subject to the conditions and limitations set forth in the Plan. Options may be granted in combination with Awards made under the Plan, and Options may be granted to any Participant whether or not he or she was eligible for, or received, an Award.

    (b) The number of shares of Common Stock with respect to which Options may be granted to any key employee during any calendar year shall not exceed 200,000 (subject to adjustment as provided in Sections 28 and 29 hereof).

    (c) There may be issued under the Plan pursuant to the exercise of Options, an aggregate of not more than 20,000,000 shares of Common Stock, subject to adjustment as provided in Sections 28 and 29 hereof. Shares of Common Stock issued pursuant to Options may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. Any shares subject to an Option which expires without being exercised shall be available for issuance under new Options.

7. OPTION PRICE

    The exercise price of Common Stock subject to Options granted pursuant to the Plan shall be the Fair Market Value thereof at the time the Option is granted. If a Participant owns or is deemed to be the owner of, by reason of the attribution rules under Section 425(d) of the Code, more than 10% of the combined voting power of all classes of the stock of the Company or any subsidiary of the Company and an Option granted to such Participant is intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, the option price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted.

8. PAYMENT OF OPTION PRICE

    The purchase price is to be paid in full when the Option is exercised and stock certificates will be delivered only against such payment. Such purchase price may be paid in such form as the Committee may determine. Payment of the option price may be made (i) in cash, (ii) by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, (iii) by delivering to the Company shares of Common Stock previously owned, (iv) by electing to have the Company retain Common Stock which would be otherwise issued on exercise of the Option, or (v) any combination of the foregoing forms, all subject to the approval of the Committee and to such rules as the Committee may adopt. In determining the number of shares of Common Stock necessary to be delivered to or retained by the Company, such Common Stock shall be valued at Fair Market Value.

9. TYPES OF STOCK OPTIONS

    (a) Options granted under the Plan may be two types, an incentive stock option ("Incentive Stock Option") and a non-qualified stock option ("Non-Qualified Option"). It is intended that Incentive Stock Options granted hereunder shall constitute incentive stock options within the meaning of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, (i) no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option granted under such provisions of the Code, and (ii) no Option designated by the Committee as a Non-Qualified Option shall constitute an Incentive Stock Option. In furtherance of the foregoing and not by way of limitation, no Incentive Stock Option shall be granted to a Participant who is not an employee of The New York Times Company or one of its subsidiaries.

    (b) If the aggregate Fair Market Value of the Common Stock (determined as of the date of grant) for which any optionee may for the first time exercise Incentive Stock Options in any calendar year under the Plan and any other stock option plan of the Company, considered in the aggregate, exceeds $100,000, such excess Incentive Stock Options will be treated as Non-Qualified Options.

10. TERMS OF STOCK OPTIONS

    (a) Each Option will be for a term of not more than ten years from the date of grant, except that if a Participant owns or is deemed to be the owner of, by reason of the attribution rules of Section 425(d) of the Code, more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary of the Company and an Incentive Stock Option is granted to such Participant, the term of such Option shall be no more than five years from the date of grant.

    (b) An Option may not be exercised within one year after the date of grant except in the case of the death of the optionee or upon termination of active employment with the Company by reason of the Disability or Retirement of the optionee during such period. Thereafter, an Option shall be exercisable in such installments, if any, as the Committee may specify, and shall be exercisable during the optionee's lifetime only by the optionee (or, if the optionee is disabled, by any guardian or other legal representative appointed to represent him or her) and, except as provided in subsections (c) and (d) below, shall not be exercisable by the optionee unless at the time of exercise such optionee is an employee of the Company.

    (c) Upon termination of active employment with the Company by reason of Disability or Retirement, an optionee (or, if the optionee is disabled, any guardian or legal representative appointed to represent him or her) may exercise all Options otherwise exercisable by him or her at the time of such termination of employment (subject to the provisions of subsection (e) below) until the expiration thereof. In the event an optionee dies while employed by the Company or after termination of employment by reason of Disability or Retirement, the person who acquired the right to exercise his or her Options by reason of the death of the optionee, as provided in Section 30 hereof, may exercise such Options otherwise exercisable at the time of death (subject to the provisions of subsection (e) below) at any time until the expiration thereof.

    (d) Upon termination of employment with the Company for any reason other than death, Retirement or Disability, the optionee may exercise all Options otherwise exercisable by him or her at the time of such termination of employment for an additional one year after such termination of employment. In the event such optionee dies within such one-year period, the person who acquired the right to exercise his or her Options by reason of the death of the optionee, as provided in Section 30 hereof, may exercise such Options at any time within the period of the greater of (i) the remainder of the one-year period described in the foregoing sentence, or (ii) three months from the date of the optionee's death. For purposes of this Section 10(d), in the event that any optionee is rehired by the Company within one year of such optionee's termination of employment with the Company, such optionee shall be deemed not to have terminated employment for purposes of determining the expiration date of all unexpired non-qualified stock options held by such individual on the date of rehire, with the effect that such options shall continue to be exercisable at any time until the expiration thereof (subject to the terms thereof and the provisions of this Section 10).

    (e) Notwithstanding any of the foregoing, no Option shall be exercisable in whole or in part after the expiration date provided in the Option. In the event of the death of the optionee while employed by the Company, or the Disability or Retirement of the optionee, the Committee shall have the discretion to provide for the acceleration of the exercisability of Options exercisable over a period of time, or alternatively, to provide for all or any part of such Options to continue to become exercisable in such installments as originally specified by the Committee, or such revised installments as specified by the Committee at the time of termination of employment (but in no event beyond the original expiration date), in either case subject to such conditions as determined by the Committee in its discretion.

    (f) No Option shall be transferable otherwise than by will or by the laws of descent and distribution. Notwithstanding the foregoing sentence, the Committee may determine that Options granted to a Participant or a specified group of Participants may be transferred by the Participant to one or more members of the Participant's immediate family, to a partnership of which the only partners are members of the Participant's immediate family, or to a trust established by the Participant for the benefit of one or more members of the Participant's immediate family; provided, however, that no Incentive Stock Options may become transferable if inconsistent with Section 422 of the Code, unless the Participant consents. For this purpose, "immediate family" means the Participant's spouse, parents, children, grandchildren and the spouses of such parents, children and grandchildren. A transferee described in this subsection may not further transfer an Option. An Option transferred pursuant to this subsection shall remain subject to the provisions of the Plan and shall be subject to such other rules as the Committee shall determine.

11. OPTION AGREEMENTS

    In consideration of any Options granted to a Participant under the Plan, if requested by the Committee, such Participant shall enter into an Option Agreement with the Company providing, in addition to such other terms as the Committee may deem advisable, that the optionee must remain in the employ of the Company for one year before such optionee will be entitled to exercise the Option, except as provided in Section 10 hereof with respect to death, Disability and Retirement, and specifying the installments, if any, in which such Option shall become exercisable.

                                PART II  AWARDS

12. FORM OF AWARDS

    The Award portion of the Plan is designed to provide incentives for Participants by the making of awards of supplemental compensation ("Awards"). The Committee, subject to the terms and conditions hereof, may make Awards to a Participant in any one, or in any combination, of the following forms:

         (a) Common Stock as provided in Part IIA of the Plan ("Stock Awards");

         (b) Restricted Stock as provided in Part IIB of the Plan ("Restricted Stock Awards");

         (c) Retirement Units as provided in Part IIC of the Plan ("Retirement Unit Awards");


         (d) Annual Performance Awards as provided in Part IID of the Plan ("Annual Performance Awards");



         (e) Performance Awards ("Performance Awards") or other forms of Awards ("Other Awards"), as provided in Part IIE of the Plan; and



         (f) Long-Term Performance Awards as provided in Part IIF of the Plan ("Long-Term Performance Awards").


Awards may be made to a Participant whether or not he or she is receiving an Option grant under Part I of the Plan for the year and whether or not he or she receives an award under the Cash Plan.


    Awards will be based on a Participant's performance in those areas for which the Participant is directly responsible. Performance for this purpose may be measured by the achievement of specific management goals such as, but not limited to, an increase in earnings or the operating cash flow of the Company, outstanding initiative or achievement in any department of the Company, or any other standards specified by the Committee. Annual Performance Awards will be based exclusively on the criteria set forth in Section 27A. Long-Term Performance Awards will be based exclusively on the criteria set forth in
Section 28A.

13. MAXIMUM AMOUNT AVAILABLE FOR THE ACCRUAL OF AWARDS UNDER PART II OF THE PLAN FOR ANY YEAR

    (a) No accrual for Awards shall be made hereunder (or under the Cash Plan) for any year unless cash dividends of not less than ten cents ($.10) per share (subject to adjustment as provided in Sections 28 and 29 hereof) have been declared on the outstanding Class A and Class B Common Stock of the Company during such year.

    (b) In the event that the above condition is met for any year during the continuance of this Plan, the maximum aggregate amount that may be accrued for Awards under the Plan and the Cash Plan for such year shall be 4% of Income Before Income Taxes. The Committee, in its sole discretion, may make adjustments in Income Before Income Taxes to take account of extraordinary, unusual or infrequently occurring events and transactions, changes in accounting principles that substantially affect the foregoing, or such other circumstances as the Committee may determine warrant such adjustment.

    (c) As soon as feasible after the close of each year, the independent certified public accountants of the Company shall report the maximum amount that may be accrued for Awards for such year under the formula described in Section 13(b), subject to the second sentence of such Section.

    (d) If amounts are accrued in any year under the formula described in this
Section 13 and are not awarded in full in such year under the Plan and the Cash Plan, such unawarded amounts may, in the discretion of the Committee, be carried forward and be available for Awards under the Plan and under the Cash Plan in any future year without regard to the provisions of Sections 13(a) or (b) of the Plan applicable to Awards made in such year.

    (e) Awards under the Plan for any year may not exceed the sum of (i) the amount accrued for such year under Section 13(b) above plus (ii) unawarded accrued amounts carried forward from previous years under Section 13(d) above plus (iii) amounts that may become available for Awards pursuant to the last sentence of Sections 15(c) and 27A hereof, minus (x) the amount of interest or dividend equivalents set aside during such year pursuant to Sections 15(c) and 27A hereof and the amount of dividend equivalents allocated to Retirement Unit Accounts during such year pursuant to Section 24 hereof, and minus (y) the amount of awards made for such year under the Cash Plan (and any interest equivalents allocated during such year pursuant to Section 10(b), 11(f) and 12(b) thereof). For this purpose, the amount of Awards of Common Stock under the Plan shall be based on the Fair Market Value of the Common Stock subject to Awards as of the date of grant of such Awards.

    (f) Subject to Sections 28 and 29 hereof, the aggregate number of shares of Common Stock for which Stock, Restricted Stock, Retirement Units, Annual Performance Awards, and Performance and Other Awards may be made under the Plan shall not exceed 1,000,000 shares, which shall be treasury shares reserved for issuance of Awards under the Plan. Shares of Common Stock subject to, but not issued under, any deferred Award which has been discontinued by the Committee pursuant to the provisions hereof or any Restricted Stock which is forfeited by any Participant shall again be available for Awards under the Plan.

14. DETERMINATION OF AWARDS AND PARTICIPANTS


    (a) As promptly as practicable after the end of each year, the Committee may make Awards (other than Annual Performance Awards and Long-Term Performance Awards, which are to be made exclusively as set forth in Sections 27A and 28A, respectively) for such year and determine the amounts to be carried forward for Awards in future years. The Committee may also, in its discretion, make Awards (other than Annual Performance Awards and Long-Term Performance Awards, which are to be made exclusively as set forth in Sections 27A and 28A, respectively) prior to the end of the year based on the amounts available under clauses (ii) and (iii) of Section 13(e) and reasonable estimates of the accrual for the year in question.



    (b) The Committee shall have absolute discretion to determine the key employees who are to receive Awards (other than Annual Performance Awards, which are to be made exclusively as set forth in Sections 27A and 28A, respectively) under the Plan for any year and to determine the amount of such Awards based on such criteria and factors as the Committee in its sole discretion may determine, such as the Company's operating cash flow and overall financial performance. Recommendations as to the key employees who are to receive Awards (including Annual Performance Awards and Long-Term Performance Awards) under the Plan for any year and as to the amount and form of such Awards shall, however, be made to the Committee by the chief executive officer of the Company. The fact that an employee is selected as eligible for an Award shall not mean, however, that such employee will necessarily receive an Award.


    (c) A person whose employment terminates during the year or who is granted a leave of absence during the year may, in the discretion of the Committee and under such rules as the Committee may from time to time prescribe, be given an Award with respect to the period of such person's service during such year.

15. METHOD AND TIME OF PAYMENT OF AWARDS


    (a) Awards shall be paid in full as soon as practicable after the Award is made; provided, however, that the payment of Annual Performance Awards and Long-Term Performance Awards shall be subject to the provisions of Sections 27A and 28A, respectively, and provided further, that the payment of any or all Awards may be deferred, divided into annual installments, or made subject to such other conditions as the Committee in its sole discretion may authorize under such rules and regulations as may be adopted from time to time by the Committee.


    (b) The Committee's rules and regulations may include procedures by which a Participant expresses a preference to the Committee as to the form of Award or method of payment of an Award but the final determination as to the form and the terms and conditions of any Award shall rest solely with the Committee.

    (c) Awards deferred under the Plan shall become payable to the Participant or, in the event of the Participant's death, as specified in Section 30 hereof, in such manner, at such time or times (which may be either before or after Retirement or other termination of service), and subject to such conditions as the Committee in its sole discretion shall determine. In any year the Committee shall have the discretion to set aside, for payment in such year or any future year, interest on any deferred Award payable partly in cash, and amounts equivalent to dividends on any deferred Award payable wholly or partly in stock; provided, however, that the total amount of such interest and dividend equivalents shall be deducted from the maximum amount available for Awards under
Section 13(e) of the Plan. Any forfeited deferred Awards (including any forfeited stock at its Award value) shall be carried forward and be available for Awards in any future year without regard to the provisions of Sections 13(a) or (b) of the Plan.

16. INDIVIDUAL AGREEMENTS

    (a) The Committee may in its discretion require that each Participant receiving an Award enter into an agreement with the Company which shall contain such terms and conditions as the Committee in its discretion may require.

    (b) The Committee may cancel any unexpired, unpaid or deferred Award at any time if the Participant is not in compliance with all applicable provisions of the agreement referred to above, if any, and the Plan.

17. STATUS OF PARTICIPANTS


    No Participant in this Plan shall be deemed to be a stockholder of the Company, or to have any interest in any stock or any specific assets of the Company by reason of the fact that deferred Stock Awards, Retirement Unit Awards, Annual Performance Awards, Long-Term Performance Awards, Performance Awards, Other Awards or dollar credits are to be recorded as being held for such Participant's account to be paid in installments in the future. The interest of all Participants shall derive from and be determined solely by the terms and provisions of the Plan set forth herein.

18. [INTENTIONALLY LEFT BLANK]

                             PART IIA  STOCK AWARDS

19. DETERMINATION OF STOCK AWARDS

    (a) Each year the Committee shall designate those Participants who shall receive Stock Awards under this part of the Plan. Stock Awards are made in the form of grants of Common Stock, which may be delivered immediately, in installments or on a deferred date, as the Committee, in its discretion, may provide.

    (b) If the Committee determines that some portion of a Stock Award to a Participant shall be treated as a deferred Stock Award and payable in annual or other periodic installments, then the Participant will be notified in writing when such deferred Stock Awards shall be paid and over what period of time. As soon as feasible after the granting of such a Stock Award, there shall be reserved out of the treasury shares of the Company, a number (which may include a fraction) of shares of Common Stock equal to the number of shares of Common Stock so awarded. In each year at the discretion of the Committee there may also be allocated or credited to each Participant a dollar amount equal to the cash dividends declared and paid by the Company on its Common Stock which the Participant would have received had such Participant been the owner of the number of shares of any Common Stock deferred for future payment. Any amounts provided for pursuant to the preceding sentence shall become payable in such manner, at such time or times, and subject to such conditions (which may include provision for an amount equivalent to interest on such dividend equivalents at rates fixed by the Committee) as the Committee in its sole discretion shall determine; provided, however, that the total value of such dividend equivalents (and any interest thereon) shall be deducted from the amount available for Awards under the provisions of Section 13(e) of the Plan. The Committee in its discretion may make appropriate equitable adjustments to such deferred Stock Award to account for any dividends of property (other than cash) declared and paid by the Company on its Common Stock, or to account for any other event described in Sections 28 and 29 hereof.

                       PART IIB  RESTRICTED STOCK AWARDS

20. DETERMINATION OF RESTRICTED STOCK AWARDS

    Each year the Committee shall designate the Participants who shall receive Restricted Stock Awards. Shares awarded under this part of the Plan, while subject to the restrictions hereinafter set forth, are referred to as "Restricted Stock."

21. TERMS OF RESTRICTED STOCK AWARDS

    Any Award of Restricted Stock shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as shall be prescribed by the Committee in its sole discretion and which may be contained in the agreement, if any, referred to in Section 16 above (or in any amendment thereto):

        (a) DELIVERY OF RESTRICTED STOCK. Unless otherwise determined by the Committee, the Company shall transfer treasury shares to each Participant to whom an Award of Restricted Stock has been made equal to the number of shares of Restricted Stock specified in the Award, and hold the certificates representing such shares of Restricted Stock for the Participant for the period of time during which such shares shall remain subject to the restrictions set forth in the Award (the "Restricted Period"). Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Participant during the Restricted Period, except as hereinafter provided. Except for the restrictions set forth herein and unless otherwise determined by the Committee, a Participant shall have all the rights of a stockholder with respect to the shares of Restricted Stock comprising his or her Award, including, but not limited to, the right to vote and the right to receive dividends (which if in shares of Common Stock shall be Restricted Stock under the same terms and conditions).

        (b) LAPSE OF RESTRICTED PERIOD. The Restricted Period shall commence upon the date of the Award (which unless otherwise specified by the Committee shall be the date the Restricted Stock is transferred to the Participant) and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Committee in the Award, which shall in no event be less than one year, and thereafter shall lapse in such installments, if any, as provided by the Committee in the Award.

        (c) LEGEND. Each certificate issued in respect of shares of Restricted Stock transferred or issued to a Participant under an Award shall be registered in the name of the Participant and shall bear the following (or a similar) legend:

           "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE NEW YORK TIMES COMPANY 1991 EXECUTIVE STOCK INCENTIVE PLAN (THE "PLAN") APPLICABLE TO RESTRICTED STOCK AND TO THE RESTRICTED STOCK
           AGREEMENT DATED                  (THE "AGREEMENT"), AND MAY NOT
           BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

       (d) DEATH OR DISABILITY. Unless the Committee shall otherwise determine in the Award, if a Participant ceases to be employed by the Company by reason of death or Disability, the Restricted Period covering all shares of Restricted Stock transferred or issued to such Participant under the Plan shall immediately lapse.

        (e) RETIREMENT. Unless the Committee shall otherwise determine in the Award, the Restricted Period covering all shares of Restricted Stock transferred to a Participant under the Plan shall immediately lapse upon such Participant's Retirement, whether early or not.

        (f) TERMINATION OF EMPLOYMENT. Unless the Committee shall otherwise determine in the Award or otherwise determine at or after the date of grant, if a Participant ceases to be employed by the Company other than due to a condition described in Sections 21(d) or (e) above, all shares of Restricted Stock owned by such Participant for which the Restricted Period has not lapsed shall revert back to the Company upon such termination. Authorized leave of absence or absence in military service shall constitute employment for the purposes of this Section 21(f). Whether absence in government service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

        (g) WAIVER OF FORFEITURE PROVISIONS. The Committee, in its sole and absolute discretion, may waive the forfeiture provisions in respect of all or some of the Restricted Stock awarded to a Participant.

        (h) ISSUANCE OF NEW CERTIFICATES. Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed in the Award and shall no longer be considered Restricted Stock for the purposes of the Award and the Plan, and the Company shall issue new share certificates respecting such shares registered in the name of the Participant without the legend described in Section 21(c) in exchange for those previously issued.

                        PART IIC  RETIREMENT UNIT AWARDS

22. DETERMINATION OF RETIREMENT UNIT AWARDS

    Each year the Committee shall designate those Participants who shall receive Retirement Unit Awards under the Plan. The Company shall create and maintain appropriate records of account for each Participant which shall be designated as the Participant's Retirement Unit Account.

23. CREDITS TO RETIREMENT UNIT ACCOUNTS

    The Committee shall allocate to each Participant selected to receive a Retirement Unit Award for that year such dollar amount as the Committee shall determine, taking into account the value of the Participant's services to the Company. Such dollar amount shall thereupon be converted into Retirement Units or fractions of Units and credited to each such Participant's Retirement Unit Account in a number equal to the quotient obtained by dividing such allocated dollar amount by the Fair Market Value of one share of Common Stock as of the date the allocation is made.

24. DIVIDEND CREDITS

    At the discretion of the Committee there may also be allocated in each year to each Participant a dollar amount equal to the cash dividends declared and paid by the Company on the Common Stock which the Participant would have received had such Participant been the owner of the number of shares of Common Stock equal to the number of the whole Retirement Units (but not fractional Units) credited to the Participant's Retirement Unit Account; provided, however, that the total value of such dividend equivalents shall be deducted from the amount available for Awards under Section 13 of the Plan. The dollar amounts allocated shall be converted into and credited to the Participant's Retirement Unit Account as Retirement Units or fractions thereof as set forth in Section 23 above as of the date on which such dividends were paid by the Company. No interest shall be paid on the dollar amount so allocated to the Retirement Unit Account of any Participant. The Committee in its discretion may make appropriate equitable adjustments to such Retirement Unit Accounts to account for any dividends of property (other than cash) declared and paid by the Company on its Common Stock, or to account for any other event described in Sections 28 and 29 hereof.

25. RESERVATION OF STOCK AND ACCOUNTING RECORDS

    The Company shall keep records of the Participant's Retirement Unit Account. At the time of any allocation to a Participant's account under Sections 23 or 24 hereof, there shall be reserved out of treasury shares of the Company a number (which may include a fraction) of shares of Common Stock equal to the number of Units or fraction thereof so allocated.

26. MATURITY AND PAYMENT AFTER MATURITY

    (a) The Retirement Unit Account of each Participant shall mature upon such Participant's death, Retirement or other termination of employment.

    (b) After maturity, the Company shall deliver to the Participant (or in the event of the death of the Participant, as specified in Section 30 hereof) in ten approximately equal annual installments, shares of Common Stock equal in the aggregate to the number of Retirement Units credited to the Participant's Retirement Unit Account. Any fraction of a Unit credited to the Participant's account at maturity shall be paid in cash with the first installment, the fractional Unit being converted into cash at the Fair Market Value of the Common Stock on such first payment date. The first such installment shall be paid within 90 days after maturity. However, the Committee in its discretion at or any time after maturity may, with the consent of the Participant (or the beneficiary of a deceased Participant as specified in Section 30 hereof), (i) defer the commencement of such distribution or defer any installment, (ii) deliver full payment of the shares of Common Stock equal to the aggregate number of Retirement Units credited to the Participant's

Retirement Unit Account and the dollar amount credited thereto, or (iii) reduce or increase the number of annual installments in which the payments are to be made.

    (c) So long as Retirement Units remain credited to the Retirement Unit Account of a Participant subsequent to maturity, such account shall be credited with the dollar amount allocated to the account as dividends as provided for in
Section 24 hereof. Any dollar amount so credited may be paid in cash with the next succeeding annual installment made under Section 26(b) above, or in such manner, at such time or times, and subject to such conditions as the Committee in its sole discretion shall determine; provided, however, that in the case of any dollar amount credited to an account after maturity in respect of a dividend declared prior to maturity, such dollar amounts shall be converted to Retirement Units as of the date of payment and the remaining installments of Common Stock shall be increased accordingly.

                      PART IID  ANNUAL PERFORMANCE AWARDS

27A. DETERMINATION OF ANNUAL PERFORMANCE AWARDS

    (a) GENERAL. Each year the Committee may make Annual Performance Awards under this part of the Plan; provided that no Participant may be eligible to receive an Annual Performance Award hereunder and under the Cash Plan in the same year.

    (b) CERTAIN DEFINITIONS. For the purposes of this Section 27A, the following terms shall have the meanings specified:

        "Affected Officers" shall mean those executive officers of the Company whose compensation is required to be disclosed in the Company's annual proxy statement relating to the election of directors.

        "Code Section 162(m)" shall mean Section 162(m) of the Code (or any successor provision), and "Regulations" shall mean the regulations promulgated thereunder, as from time to time in effect.

        "Eligible Participants" shall have the meaning set forth in subsection
    (c) below.

        "Performance Adjustment" means, for any year, a factor ranging from 0% to 200%, based upon the achievement of Performance Goal Targets established by the Committee, that, when multiplied by an Eligible Participant's Target Award, determines the amount of such Eligible Participant's Annual Performance Award for such year.

        "Performance Goal" means, for any year, the business criteria selected by the Committee to measure the performance during such year of the Company (or of a division, subsidiary or group thereof) from one or more of the following:

           (i) earnings per share of the Company for the year;

           (ii) net income of the Company for the year;

           (iii) return on assets of the Company for the year (net income of the Company for the year divided by average total assets during such year);


           (iv) return on stockholders' equity of the Company for the year (net income of the Company for the year divided by average stockholders' equity during such year);



           (v) operating profit of the Company or of a division, subsidiary or group thereof for the year;



           (vi) operating cash flow of the Company or of a division, subsidiary or group thereof for the year; and



           (vii) increase in shareholder value as determined at the end of each year.

        "Performance Goal Target" means, for any Performance Goal, the levels of performance during a year under such Performance Goal established by the Committee to determine the Performance Adjustment to an Eligible Participant's Target Award for such year.

        "Target Award" means, for any year, with respect to an Eligible Participant, the dollar amount set by the Committee that, when multiplied by the applicable Performance Adjustment, determines the dollar amount of such Eligible Participant's Annual Performance Award.

    (c) ELIGIBILITY. Annual Performance Awards are available each year only to Plan Participants who are designated by the Committee, prior to March 31 of such year (or prior to such later date as permitted by Code Section 162(m) and the Regulations), as likely to be Affected Officers for such year, whose annual salary and bonus for such year are expected to exceed $1,000,000 and who are not designated by the Committee as eligible for an annual performance award under the Cash Plan for such year ("Eligible Participants").

    (d) DETERMINATION OF ANNUAL PERFORMANCE AWARDS. Prior to March 31 of each year (or prior to such later date as permitted by Code Section 162(m) and the Regulations), the Committee will determine the Eligible Participants for such year, will designate those Eligible Participants who will be entitled to earn an Annual Performance Award for such year under this Plan, and will establish for each such Eligible Participant for such year: (i) a Target Award, (ii) one or more Performance Goals, and (iii) for each such Performance Goal, a Performance Goal Target, the method by which achievement thereof will be measured and a schedule of Performance Adjustment factors corresponding to varying levels of Performance Goal Target achievement. In the event more than one Performance Goal is established for any Eligible Participant, the Committee shall at the same time establish the weighting of each such Performance Goal in determining such Eligible Participant's Annual Performance Award. Notwithstanding anything in this Section 27A to the contrary, the Annual Performance Award payable to any Eligible Participant in any year may not exceed $1.5 million.

    (e) PAYMENT OF ANNUAL PERFORMANCE AWARDS. Subject to subsection (f) below, Annual Performance Awards will be paid as soon as practicable after the end of the year to which it relates and after the Committee certifies the extent to which the Performance Goal Target or Targets under the Performance Goal or Goals have been met or exceeded. In the discretion of the Committee, an Annual Performance Award may be paid in cash, shares of Common Stock, shares of Restricted Stock (subject to the provisions of Section 21 hereof), Retirement Units (subject to the provisions of Sections 23-26 hereof) or any combination thereof. For this purpose, shares of Common Stock shall be valued at Fair Market Value, and Restricted Stock and Retirement Units shall be deemed to have a value equal to the Fair Market Value of the underlying Common Stock, in each case as of the date of the Committee's determination to pay such Annual Performance Award in such form or forms. If permitted by the Regulations and Code Section 162(m), the Committee may determine to pay a portion of an Annual Performance Award in December of the year to which it relates. The Committee may not increase the amount of an Annual Performance Award that would otherwise be payable upon achievement of the Performance Target or Targets, but it may reduce any Eligible Participant's Annual Performance Award in its discretion. Subject to Section 14(c) above, no Annual Performance Award will be payable to any Eligible Participant who is not an employee of the Company on the last day of the year to which such Annual Performance Award relates.

    (f) DEFERRAL OF ANNUAL PERFORMANCE AWARDS. If the Committee determines that some portion of an Annual Performance Award to an Eligible Participant shall be treated as a deferred Annual Performance Award and be payable in annual or other periodic installments, the Eligible Participant will be notified in writing when such deferred Annual Performance Award shall be paid and over what period of time. A deferred Award in the form of shares of Common Stock shall be subject to the provisions of Section 19(b) hereof. In the case of a deferred Award in the form of cash, in each year the Committee shall have the discretion to provide for the payment of an amount equivalent to interest, at such rate or rates fixed by the Committee, on such deferred cash Annual Performance Award. Any amounts provided for pursuant to the preceding sentence shall become payable in such a manner, at such time or times, and subject to such conditions as the Committee shall in its sole discretion determine; provided, however, that the total amount of such interest shall be deducted from the maximum amount available for Awards under the formula described in Section 13 of the Plan.

    (g) CODE SECTION 162(M). It is the intent of the Company that Annual Performance Awards satisfy, and this Section 27A be interpreted in a manner that satisfies, the applicable requirements of Code Section 162(m) and the Regulations so that the Company's tax deduction for Annual Performance Awards to Affected Officers is not disallowed in whole or in part by operation of Code
Section 162(m). If any provision of this Plan or of any Annual Performance Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Eligible Participants.

                     PART IIE  PERFORMANCE OR OTHER AWARDS

27. DETERMINATION OF PERFORMANCE AND OTHER AWARDS

    (a) Each year the Committee in its sole discretion may authorize other forms of Awards such as, but not limited to, Performance Awards, if the Committee deems it appropriate to do so in order to further the purposes of the Plan.

    (b) A "Performance Award" shall mean an Award which entitles the Participant to receive Common Stock, Restricted Stock, Retirement Units, Options under Part I of the Plan or other compensation (which may include cash), or any combination thereof, in an amount which depends upon the financial performance of the Company during a stated period of more than one year. Performance for this purpose may be measured by the growth in book value of the Common Stock, an increase in per share earnings of the Company, an increase in operating cash flow, or any other indicators specified by the Committee. The Committee shall also fix the period during which such performance is to be measured, the value of a Performance Award for purposes of providing for the accrual pursuant to
Section 13 of the Plan and the form of payment to be made in respect of the Performance Award.


                     PART IIF LONG-TERM PERFORMANCE AWARDS



28A. DETERMINATION OF LONG-TERM PERFORMANCE AWARDS



    (a) GENERAL. Each year the Committee shall designate those Participants who shall be eligible to receive Long-Term Performance Awards under this part of the Plan.



    (b) CERTAIN DEFINITIONS. For purposes of this Section 28A, the following terms shall have the meanings specified:



        "Code Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision), and "Regulations" shall mean the regulations promulgated thereunder, as from time to time in effect.



        "Eligible Participants" shall mean certain key business leaders and senior management of the Company as determined in the discretion of the Committee.



        "Long-Term Performance Goal" means, for any Performance Period, the business criteria selected by the Committee to measure the performance during such Performance Period of the Company (or a division, subsidiary or group thereof) from one or more of the following:



           (i) earnings per share of the Company for the Performance Period;



           (ii) net income of the Company for the Performance Period;

           (iii) return on assets of the Company for the Performance Period (net income of the Company for the Performance Period divided by average total assets during such Performance Period);



           (iv) return on stockholder's equity of the Company for the Performance Period (net income of the Company for the Performance Period divided by average stockholder's equity for such Performance Period);



           (v) operating profit of the Company or of a division, subsidiary or group thereof for such Performance Period;



           (vi) operating cash flow of the Company or of a division, subsidiary or group thereof for the Performance Period; and



           (vii) increase in shareholder value as determined at the end of the Performance Period.



        "Long-Term Performance Goal Target" means, for any Long-Term Performance Goal, the levels of performance during a Performance Period under such Long-Term Performance Goal established by the Committee to determine an Eligible Participant's maximum Long-Term Performance Award.



        "Performance Period" means the period in excess of one year commencing on January 1 of the year in which the Committee makes the Long-Term Performance Award to an Eligible Participant.



    (c) ELIGIBILITY. Long-Term Performance Awards are available each year to Eligible Participants who are designated by the Committee, prior to March 31 of such year (or prior to such later date as permitted by Code Section 162(m) and the Regulations).



    (d) DETERMINATION OF LONG-TERM PERFORMANCE AWARDS. Prior to March 31 of each year (or prior to such later date as permitted by Code Section 162(m) and the Regulations), the Committee will designate the Eligible Participants who will be entitled to earn a Long-Term Performance Award for such Performance Period under this Plan, and will establish for each such Eligible Participant for such Performance Period (i) one or more Long-Term Performance Goals, and (ii) for each such Long-Term Performance Goal, a Long Term Performance Goal Target and the method by which achievement thereof will be measured. In the event that more than one Long-Term Performance Goal is established for any Eligible Participant, the Committee shall at the same time establish the weighting of each such Long-Term Performance Goal in determining such Eligible Participant's Long-Term Performance Award. Notwithstanding anything in this Section 28A to the contrary, the Long-Term Performance Award payable to any Eligible Participant in any Performance Period may not exceed $1.5 million.



    (e) PAYMENT OF LONG TERM PERFORMANCE AWARDS. Subject to subsection (g) below, Long-Term Performance Awards will be paid in cash as soon as practicable after the end of the Performance Period to which it relates and after the Committee certifies the extent to which the Long-Term Performance Goal Target or Targets under the Long-Term Performance Goal or Goals have been met or exceeded. If permitted by the Regulations and Code Section 162(m), the Committee may determine to pay a portion of a Long-Term Performance Award in December of the last year of the Performance Period to which it relates. The Committee may not increase the amount of a Long-Term Performance Award that would otherwise be payable upon the achievement of the Long-Term Performance Goal Target or Targets, but it may reduce any Eligible Participant's Long-Term Performance Award in its discretion. Subject to Sections 14(c) and 28A(g), no Long-Term Performance Award will be payable to any Eligible Participant who is not an employee of the Company on the last day of the Performance Period to which such Long-Term Performance Award relates.



    (f) TERMINATION OF EMPLOYMENT BECAUSE OF DEATH, DISABILITY OR RETIREMENT. In the event that an Eligible Participant terminates employment because of death, Disability or Retirement, such Eligible Participant, or in the event of death such person as determined in accordance with Section 30, shall be paid a pro rata portion of such Eligible Participant's Long-Term Performance Award that would otherwise be payable upon the achievement of the Long-Term Performance Goal Target or Targets had the Participant continued employment until the end of the Performance Period. Such pro rata Long-Term Performance Award shall not be paid until the end of the Performance Period to which such Long-Term Award relates.



    (g) DEFERRAL AND ALTERNATIVE FORM OF PAYMENT OF LONG-TERM PERFORMANCE AWARDS. If the Committee determines that some portion of a Long-Term Performance Award to an Eligible Participant shall be treated as a deferred Long-Term Performance Award and payable in annual or other periodic installments, the Eligible Participant will be notified in writing when such deferred Long-Term Performance Award shall be paid and over what period of time. In each year the Committee shall have the discretion to provide for the payment of an amount equivalent to interest, at such rate or rates fixed by the Committee, on any deferred Long-Term Performance Award. Any amounts provided for pursuant to the preceding sentence shall become payable in such manner, at such time or times, and subject to such conditions as the Committee shall in its sole discretion determine; provided, however, that the total amount of such interest shall be deducted from the maximum amount available for Awards under the formula described in Section 5 of the Plan. Furthermore, the Committee may, in its sold discretion, determine that such Long Term Performance Award shall be paid in shares of Common Stock or in the form of Retirement Units (subject to the provisions of Sections 23-26 hereof). For this purpose, shares of Common Stock shall be valued at Fair Market Value, and Retirement Units shall be deemed to have a value equal to the Fair Market Value of the underlying Common Stock, in each case as of the date of the Committee's determination to pay such Long-Term Performance Award in such form.



    (h) CODE SECTION 162(M). It is the intent of the Company that Long-Term Performance Awards satisfy, and this Section 28A be interpreted in a manner that satisfies, the applicable requirement of Code Section 162(m) and the Regulations so that the Company's tax deduction for Long-Term Performance Awards to Eligible Participant's is not disallowed in whole or in part by operation of Code Section 162(m). If any provision of this Plan or of any Long-Term Performance Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any irreconcilable conflict with such intent, such provision shall be deemed void as applicable to any Participant whose compensation is subject to Code
Section 162(m).


                          PART III  GENERAL PROVISIONS

28. STOCK DIVIDEND OR STOCK SPLIT


    If at any time the Company shall take any action whether by stock dividend, stock split, combination of shares, or otherwise, which results in a proportionate increase or decrease in the number of shares of Common Stock theretofore issued and outstanding, (i) the number of shares of Common Stock then subject to deferred Awards, credited to Retirement Unit Accounts (matured or unmatured) or set aside for Performance or Other Awards, (ii) the number of outstanding Options, the number of shares of Common Stock for which such Options are exercisable and the exercise price thereof, (iii) the number of shares of Common Stock reserved for Awards, (iv) the number of shares of Common Stock reserved for Options, and (v) the maximum number of shares with respect to which Options may be granted to any key employee in any calendar year under Section 6(b), shall be increased or decreased in the same proportion. The Committee shall make an appropriate equitable adjustment to the provisions of Section 13(a) to take account of such increase or decrease in issued and outstanding shares. The Committee in its discretion may make appropriate equitable adjustments respecting deferred Stock Awards, Retirement Units, Annual Performance Awards, Long-Term Performance Awards, Performance or Other Awards and outstanding Options to take account of a dividend by the Company of property other than cash. All such adjustments shall be made by the Committee whose determination shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.


29. RECLASSIFICATION OR MERGER

    If at any time the Company reclassifies or otherwise changes its issued and outstanding Common Stock (other than in par value) or the Company and one or more corporations merge and the Company is the surviving corporation of such merger, then each Stock Award, Retirement Unit (matured or unmatured), Annual Performance Award, Performance or Other Award which at the time of such reclassification or merger is credited as a Stock Award, Retirement Unit, Annual Performance Award, Long-Term Performance Awards, Performance or Other Award shall thereafter be deemed to be the equivalent of (and all Units thereafter credited to a Retirement Unit Account shall be computed with reference to), and outstanding Options shall be exercisable for, the shares of stock or other securities of the Company which pursuant to the terms of such reclassification or merger are issued with respect to each share of Common Stock. The Committee shall also make an appropriate equitable adjustment to the provisions of Sections 6(b) and 13(a) to take account of such event. All such adjustments shall be made by the Committee whose determination shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.


30. NON-ALIENATION OF BENEFITS

    Except as herein specifically provided, no right or unpaid benefit under this Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or person entitled to the benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease. Notwithstanding the foregoing, rights and benefits hereunder shall pass by will or the laws of descent and distribution in the following order: (i) to beneficiaries so designated by the Participant; if none, then (ii) to a legal representative of the Participant; if none, then (iii) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be made at such times and in such manner as if the Participant were living.

31. WITHHOLDING OR DEDUCTION FOR TAXES

    If at any time specified herein for the making of any payment or delivery of any Common Stock to any Participant or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the payment or delivery then to be made, such payment or delivery shall be deferred until such withholding or deduction shall have been provided for by the Participant or beneficiary, or other appropriate action shall have been taken. The Participant or beneficiary may satisfy the obligation for such withholding or deduction in whole or in part by electing to deliver shares of Common Stock already owned or to have the Company retain from the distribution shares of Common Stock, in each case having a Fair Market Value equal to the amount to be withheld or deducted.

32. ADMINISTRATION EXPENSES

    The entire expense of administering this Plan shall be borne by the Company.

33. GENERAL CONDITIONS

    (a) The Board in its discretion may from time to time amend, suspend or terminate any or all of the provisions of this Plan, provided that no change may be made which would prevent Incentive Stock Options granted under the Plan from being Incentive Stock Options as described therein without the consent of the optionees concerned, and further provided that the Board may not make any amendment which (1) changes the class of persons eligible for Incentive Stock Options, or (2) increases the total number of shares for which Options may be granted under Section 6(b), or (3) materially affects the provisions of Sections 13(a) or (b) of the Plan, or (4) increases the total number of shares authorized under Section 13(f) for which Awards may be granted, without the consent and approval of the holders of a majority of the outstanding shares of Class A and Class B Common Stock of the Company entitled to vote thereon, voting together as one class. The foregoing provisions shall not be construed to prevent the Committee from exercising its discretion, or to limit such discretion, to increase the total number of shares for which Options may be granted under
Section 6(b) or the total number of shares authorized under Section 13(f) for which Awards may be granted, as expressly permitted by Sections 28 and 29 hereof, or to adjust the provisions of Sections 13(a) and (b) hereof as expressly permitted by Sections 13(b), 28 and 29 hereof, or otherwise to exercise any discretion to the extent expressly authorized hereunder.

    (b) Nothing contained in the Plan shall prohibit the Company from establishing incentive compensation arrangements in addition to this Plan and the Cash Plan. Payments made under any such separate arrangements shall not be included in or considered a part of the maximum dollar amount available for Awards under the Plan and Cash Plan, or number of shares available for Awards or Options under the Plan, and shall not be charged against the dollar or share amounts available for Awards under the Plan and Cash Plan or Options under the Plan. In the discretion of the Committee, employees shall be eligible to participate in such other arrangements, as well as the Plan and Cash Plan, in the same year.

    (c) Nothing in this Plan shall be deemed to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time.

    (d) The Committee may promulgate rules and regulations relating to the administration and interpretation of, and procedures under, the Plan. Any decision or action taken by the Company, the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

    (e) No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, taken by any other member or by any officer, agent or employee, nor for anything done or omitted to be done by such Director except in circumstances involving actual bad faith.

    (f) Notwithstanding any other provision of this Plan, the Company shall not be obligated to make any Award, issue any shares of Common Stock, or grant any Option with respect thereto, unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

    (g) It is the intent of the Company that transactions involving Options or Awards granted under the Plan be entitled to the exemption from Section 16 of the Exchange Act provided by Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit any such transaction to comply with Rule 16b-3. The Committee may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

34. TRANSITION

    Upon the effectiveness of this Plan, as provided below, and the Cash Plan, such plans replaced the Company's Executive Incentive Compensation Plan ("EICP"), except that the EICP shall continue to govern options and awards of restricted stock outstanding under the EICP. No further awards will be made under the EICP, and all amounts accrued for awards under the EICP and unawarded were carried forward and made available for Awards under the Plan and awards under the Cash Plan. All unmatured and matured but undistributed retirement units and all performance awards respecting current performance cycles awarded under the EICP became Retirement Units and Performance Awards hereunder and any payments or distributions in respect thereof shall be made hereunder; provided, however, that the number of shares of Common Stock available for Awards pursuant to Section 13(f) hereof shall not be reduced by the number of such retirement units previously awarded under the EICP and paid subsequently under the Plan.

35. EFFECTIVE DATES

    The Plan became effective for periods beginning after January 1, 1991 upon approval by the holders of a majority of the outstanding shares of Class A and Class B Common Stock of the Company entitled to vote thereon at the 1991 Annual Meeting of Stockholders, in person or by proxy, voting together as a single class. No Options may be granted or Awards made under the Plan after December 31, 2000, or such earlier expiration date as may be designated by resolution of the Board.

                                                                         Annex B

                             THE NEW YORK TIMES COMPANY
                         1991 EXECUTIVE CASH BONUS PLAN
                           AS PROPOSED TO BE AMENDED*

1. NAME AND GENERAL PURPOSE

    The name of this plan is The New York Times Company 1991 Executive Cash Bonus Plan (hereinafter called the "Plan"). The purpose of the Plan is to enable the Company (as hereinafter defined) to retain and attract executives who enhance its tradition and contribute to its success by their ability, ingenuity and industry, and to enable them to participate in the long-term success and growth of the Company.

2. DEFINITIONS

    (a) "Awards"--has the meaning specified in Section 4 hereof.

    (b) "Board"--means the Board of Directors of the Company.

    (c) "Committee"--means the Committee referred to in Section 3 of the Plan. If at any time no Committee shall be in office then the functions of the Committee specified in the Plan shall be exercised by the non-employee members of the Board.

    (d) "Company"--means The New York Times Company, a corporation organized under the laws of the State of New York (or any successor corporation), and, unless the context otherwise requires, its subsidiaries (as hereinafter defined) and other non-corporate entities in which it owns directly or indirectly 20% or more of the equity interests. A "subsidiary" means any corporation in which the Company possesses directly or indirectly 50% or more of the combined voting power of all classes of stock.

    (e) "Consolidated Statement of Income"--means the consolidated statement of income (or any comparable statement, however designated) of the Company, audited by the independent certified public accountants of the Company and contained in the Company's annual report to stockholders or proxy statement.

    (f) "Income Before Income Taxes"--means the amount designated as Income Before Income Taxes for the applicable year and shown separately on the Consolidated Statement of Income for such year.

    (g) "Participant"--means a key employee of the Company who is selected by the Committee to participate in any part of the Plan from among persons who in the judgment of the Committee are key employees of the Company. In general, key employees are those employees who have principal responsibility for, or who contribute substantially to, the management efficiency, editorial achievement or financial success of the Company. Only employees of The New York Times Company, its subsidiaries and other non-corporate entities in which it owns directly or indirectly 40% or more of the equity interests are eligible to participate in the Plan.

    (h) "Stock Plan"--means the Company's 1991 Executive Stock Incentive Plan.

3. ADMINISTRATION OF THE PLAN

    The Plan shall be administered by the Board or the Committee appointed by it and composed of two or more directors who are not employees of the Company. The Committee shall be constituted so as to enable the Plan to comply with the administration requirements of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended. The Committee shall serve at the pleasure of the Board and shall have such powers as the Board may from time to time confer upon it.

------------------------
* Proposed additions are indicated by the underscored language and deletions by a caret.

                                 PART I AWARDS

4. FORM OF AWARDS

    The Plan is designed to provide incentives for Participants by the making of awards of supplemental compensation ("Awards"). The Committee, subject to the terms and conditions hereof, may make Awards to a Participant in any one, or in any combination, of the following forms:

        (a) Cash Awards as provided in Part IA of the Plan ("Cash Awards");


        (b) Annual Performance Awards as provided in Part IB of the Plan ("Annual Performance Awards");



        (c) Performance Awards ("Performance Awards") or other forms of Awards as provided in Part IC of the Plan; and



        (d) Long-Term Performance Awards as provided in Part ID of the Plan ("Long-Term Performance Awards").



    Awards may be made to a Participant whether or not he or she receives an award or option under the Stock Plan. Cash Awards, Performance Awards and other forms of Awards pursuant to Part IC will be based on a Participant's performance in those areas for which the Participant is directly responsible. Performance for this purpose may be measured by the achievement of specific management goals such as, but not limited to, an increase in earnings or the operating cash flow of the Company, outstanding initiative or achievement in any department of the Company, or any other standards specified by the Committee. Annual Performance Awards will be based exclusively on the criteria set forth in Part IB. Long-Term Performance Awards will be based exclusively on the criteria set forth in Part ID.


    No Award under the Plan is payable in common stock or preferred stock of the Company.

5. MAXIMUM AMOUNT AVAILABLE FOR THE ACCRUAL OF AWARDS FOR ANY YEAR

    (a) No accrual for Awards shall be made hereunder (or under the Stock Plan) for any year unless cash dividends of not less than ten cents ($.10) per share (as adjusted as hereafter provided) have been declared on the outstanding Class A and Class B Common Stock of the Company during such year. If at any time the Company shall take any action, whether by stock dividend, stock split, combination of shares, or otherwise, which results in an increase or decrease in the number of shares of Class A and/or Class B Common Stock theretofore issued and outstanding, or the Company reclassifies or otherwise changes its issued and outstanding Class A and/or Class B Common Stock (other than in par value) or the Company and one or more corporations merge and the Company is the surviving corporation of such merger, then the Committee shall make an equitable adjustment to the provisions of this Section 5(a) to take account of such event.

    (b) In the event that the above condition is met for any year during the continuance of this Plan, the maximum aggregate amount that may be accrued for Awards under the Plan and the Stock Plan for such year shall be 4% of Income Before Income Taxes. The Committee, in its sole discretion, may make adjustments in Income Before Income Taxes to take account of extraordinary, unusual or infrequently occurring events and transactions, changes in accounting principles that substantially affect the foregoing, or such other circumstances as the Committee may determine warrant such adjustment.

    (c) As soon as feasible after the close of each year, the independent certified public accountants of the Company shall determine and report the maximum amount that may be accrued for Awards for such year under the formula described in Section 5(b), subject to the second sentence of such Section.

    (d) If amounts are accrued in any year under the formula described in this
Section 5 and are not awarded in full in such year under the Plan and the Stock Plan, such unawarded amounts may, in the discretion of the Committee, be carried forward and be available for Awards under this Plan and under the Stock Plan in any future year without regard to the provisions of Sections 5(a) or (b) of the Plan applicable to Awards made in such year.

    (e) Awards under the Plan for any year may not exceed the sum of (i) the amount accrued for such year under Section 5(b) above plus (ii) unawarded accrued amounts carried forward from previous years under Section 5(d) above plus (iii) amounts that may become available for Awards pursuant to the last sentence of Section 7(c) hereof, minus (x) the amount of interest equivalents allocated during such year pursuant to Section 10(b) hereof, and minus (y) the amount of awards made for such year under the Stock Plan valued as set forth in
Section 13(e) of the Stock Plan (and any interest or dividend equivalents allocated during such year pursuant to Sections 15(c), 24 and 27A thereof).

6. DETERMINATION OF AWARDS AND PARTICIPANTS


    (a) As promptly as practicable after the end of each year, the Committee may make Awards (other than Annual Performance Awards and Long-Term Performance Awards, which are to be made exclusively as set forth in Parts IB and ID, respectively) for such year and determine the amounts to be carried forward for Awards in future years. The Committee may also, in its discretion, make Awards (other than Annual Performance Awards and Long-Term Performance Awards, which are to be made exclusively as set forth in Parts IB and ID, respectively) prior to the end of the year based on amounts available under clauses (ii) and (iii) of Section 5(e) and reasonable estimates of the accrual for the year in question.



    (b) The Committee shall have absolute discretion to determine the key employees who are to receive Awards (other than Annual Performance Awards and Long-Term Performance Awards, which are to be made exclusively as set forth in Parts IB and ID, respectively) under the Plan for any year and to determine the amount of such Awards based on such criteria and factors as the Committee in its sole discretion may determine, such as the Company's operating cash flow and overall financial performance. Recommendations as to the key employees who are to receive Awards (including Annual Performance Awards and Long-Term Performance Awards) under the Plan for any year and to the amount and form of such Awards shall, however, be made to the Committee by the chief executive officer of the Company. The fact that an employee is selected as eligible for an Award shall not mean, however, that such employee will necessarily receive an Award.


    (c) A person whose employment terminates during the year or who is granted a leave of absence during the year may, in the discretion of the Committee and under such rules as the Committee may from time to time prescribe, be given an Award with respect to the period of such person's service during such year.

7. METHOD AND TIME OF PAYMENT OF AWARDS


    (a) Awards shall be paid in full as soon as practicable after the Award is made; provided, however, that payment of Annual Performance Awards and Long-Term Performance Awards shall be subject to the provisions of Parts IB and ID, respectively; and provided further, that the payment of any or all Awards may be deferred, divided into annual installments, or made subject to such other conditions as the Committee in its sole discretion may authorize under such rules and regulations as may be adopted from time to time by the Committee.


    (b) The Committee's rules and regulations may include procedures by which a Participant expresses a preference to the Committee as to the form of Award or method of payment of an Award but the final determination as to the form and the terms and conditions of any Award shall rest solely with the Committee.


    (c) Awards deferred under the Plan shall become payable to the Participant or, in the event of the Participant's death, as specified in Section 14 hereof, in such manner, at such time or times (which may be either before or after termination of service), and subject to such conditions as the Committee in its sole discretion shall determine. In any year the Committee shall have the discretion to set aside, for payment in such year or any future year, interest on any deferred Award; provided, however, that the total amount of such interest shall be deducted from the maximum amount available for Awards under Section 5 of the Plan. Any forfeited deferred Awards shall be carried forward and be available for Awards in any future year without regard to the provisions of Sections 5(a) or (b) of the Plan.

8. INDIVIDUAL AGREEMENTS

    (a) The Committee may in its discretion require that each Participant receiving an Award enter into an agreement with the Company which shall contain such terms and conditions as the Committee may in its discretion request.

    (b) The Committee may cancel any unexpired, unpaid or deferred Award at any time if the Participant is not in compliance with all applicable provisions of the agreement referred to above, if any, and the Plan.

9. STATUS OF PARTICIPANTS

    No Participant in the Plan shall have any interest in any specific assets of the Company by reason of the fact that deferred Awards are to be recorded as being held for such Participant's account to be paid in installments in the future. The interest of all Participants shall derive from and be determined solely by the terms and provisions of the Plan set forth herein.

                              PART IA CASH AWARDS

10. DETERMINATION OF CASH AWARDS

    (a) Each year the Committee shall designate those Participants who shall receive Cash Awards under this part of the Plan. Cash Awards may be paid immediately, in installments or on a deferred date, as the Committee, in its discretion, may provide.

    (b) If the Committee determines that some portion of a Cash Award to a Participant shall be treated as a deferred Cash Award and be payable in annual or other periodic installments, the Participant will be notified in writing when such deferred Cash Award shall be paid and over what period of time. In each year the Committee shall have discretion to provide for the payment of an amount equivalent to interest, at such rate or rates fixed by the Committee, on any deferred Cash Award. Any amounts provided for pursuant to the preceding sentence shall become payable in such manner, at such time or times, and subject to such conditions as the Committee shall in its sole discretion determine; provided, however, that the total amount of such interest shall be deducted from the maximum amount available for Awards under the formula described in Section 5 of the Plan.

                       PART IB ANNUAL PERFORMANCE AWARDS

11. DETERMINATION OF ANNUAL PERFORMANCE AWARDS

    (a) GENERAL. Each year the Committee may make Annual Performance Awards under this part of the Plan; provided that no Participant may be eligible to receive an Annual Performance Award hereunder and under the Stock Plan in the same year.

    (b) CERTAIN DEFINITIONS. For the purposes of this Part IB, the following terms shall have the meanings specified:

        "Affected Officers" shall mean those executive officers of the Company whose compensation is required to be disclosed in the Company's annual proxy statement relating to the election of directors.

        "Code Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision), and "Regulations" shall mean the regulations promulgated thereunder, as from time to time in effect.

        "Eligible Participants" shall have the meaning set forth in subsection
    (c) below.

        "Performance Adjustment" means, for any year, a factor ranging from 0% to 200%, based upon the achievement of Performance Goal Targets established by the Committee, that, when multiplied by an Eligible Participant's Target Award, determines the amount of such Eligible Participant's Annual Performance Award for such year.

        "Performance Goal" means, for any year, the business criteria selected by the Committee to measure the performance during such year of the Company (or of a division, subsidiary or group thereof) from one or more of the following:

           (i) earnings per share of the Company for the year;

           (ii) net income of the Company for the year;

           (iii) return on assets of the Company for the year (net income of the Company for the year divided by average total assets during such year);


           (iv) return on stockholders' equity of the Company for the year (net income of the Company for the year divided by average stockholders' equity during such year);



           (v) operating profit of the Company or of a division, subsidiary or group thereof for the year;



           (vi) operating cash flow of the Company or of a division, subsidiary or group thereof for the year; and



           (vii) increase in shareholder value as determined at the end of each year.


        "Performance Goal Target" means, for any Performance Goal, the levels of performance during a year under such Performance Goal established by the Committee to determine the Performance Adjustment to an Eligible Participant's Target Award for such year.

        "Target Award" means, for any year, with respect to an Eligible Participant, the dollar amount set by the Committee that, when multiplied by the applicable Performance Adjustment, determines such Eligible Participant's Annual Performance Award.

    (c) ELIGIBILITY. Annual Performance Awards are available each year only to Plan Participants who are designated by the Committee, prior to March 31 of such year (or prior to such later date as permitted by Code Section 162(m) and the Regulations), as likely to be Affected Officers for such year, whose annual salary and bonus for such year are expected to exceed $1,000,000 and who are not designated by the Committee as eligible for an Annual Performance Award under the Stock Plan for such year ("Eligible Participants").

    (d) DETERMINATION OF ANNUAL PERFORMANCE AWARDS. Prior to March 31 of each year (or prior to such later date as permitted by Code Section 162(m) and the Regulations), the Committee will determine the Eligible Participants for such year, will designate those Eligible Participants who will be entitled to earn an Annual Performance Award for such year under this Plan, and will establish for each such Eligible Participant for such year: (i) a Target Award, (ii) one or more Performance Goals, and (iii) for each such Performance Goal, a Performance Goal Target, the method by which achievement thereof will be measured and a schedule of Performance Adjustment factors corresponding to varying levels of Performance Goal Target achievement. In the event more than one Performance Goal is established for any Eligible Participant, the Committee shall at the same time establish the weighting of each such Performance Goal in determining such Eligible Participant's Annual Performance Award. Notwithstanding anything in this Part IB to the contrary, the Annual Performance Award payable to any Eligible Participant in any year may not exceed $1.5 million.

    (e) PAYMENT OF ANNUAL PERFORMANCE AWARDS. Subject to subsection (f) below, Annual Performance Awards will be paid in cash as soon as practicable after the end of the year to which it relates and after the Committee certifies the extent to which the Performance Goal Target or Targets under the Performance Goal or Goals have been met or exceeded. If permitted by the Regulations and Code
Section 162(m), the Committee may determine to pay a portion of an Annual Performance Award in December of the year to which it relates. The Committee may not increase the amount of an Annual Performance Award that would otherwise be payable upon achievement of the Performance Target or Targets, but it may reduce any Eligible Participant's Annual Performance Award in its discretion. Subject to Section 6(c) above, no Annual Performance Award will be payable to any Eligible Participant who is not an employee of the Company on the last day of the year to which such Annual Performance Award relates.

    (f) DEFERRAL OF ANNUAL PERFORMANCE AWARDS. If the Committee determines that some portion of an Annual Performance Award to an Eligible Participant shall be treated as a deferred Annual Performance Award and be payable in annual or other periodic installments, the Eligible Participant will be notified in writing when such deferred Annual Performance Award shall be paid and over what period of time. In each year the Committee shall have discretion to provide for the payment of an amount equivalent to interest, at such rate or rates fixed by the Committee, on any deferred Annual Performance Award. Any amounts provided for pursuant to the preceding sentence shall become payable in such a manner, at such time or times, and subject to such conditions as the Committee shall in its sole discretion determine; provided, however, that the total amount of such interest shall be deducted from the maximum amount available for Awards under the formula described in Section 5 of the Plan.

    (g) CODE SECTION 162(M). It is the intent of the Company that Annual Performance Awards satisfy, and this Part IB be interpreted in a manner that satisfies, the applicable requirements of Code Section 162(m) and the Regulations so that the Company's tax deduction for Annual Performance Awards to Affected Officers is not disallowed in whole or in part by operation of Code
Section 162(m). If any provision of this Plan or of any Annual Performance Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Eligible Participants.

                      PART IC PERFORMANCE AND OTHER AWARDS

12. DETERMINATION OF PERFORMANCE AND OTHER AWARDS

    (a) Each year the Committee in its sole discretion may authorize other forms of Awards such as, but not limited to, Performance Awards, if the Committee deems it appropriate to do so in order to further the purposes of the Plan.

    (b) A "Performance Award" shall mean an Award which entitles the Participant to receive cash or other compensation, or any combination thereof, in an amount which depends upon the financial performance of the Company during a stated period of more than one year. Performance for this purpose may be measured by the growth in book value of the common stock of the Company, an increase in per share earnings of the Company, an increase in operating cash flow or any other indicators specified by the Committee. The Committee shall also fix the period during which such performance is to be measured, the value of a Performance Award for purposes of providing for the accrual pursuant to Section 5 of the Plan and the form of payment to be made in respect of the Performance Award.


                      PART ID LONG-TERM PERFORMANCE AWARDS



13. DETERMINATION OF LONG-TERM PERFORMANCE AWARDS



    (a) GENERAL. Each year the Committee shall designate those Participants who shall be eligible to receive Long-Term Performance Awards under this part of the Plan.



    (b) CERTAIN DEFINITIONS. For purposes of this Part ID, the following terms shall have the meanings specified:



        "Code Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision), and "Regulations" shall mean the regulations promulgated thereunder, as from time to time in effect.



        "Eligible Participants" shall mean certain key business leaders and senior management of the Company as determined in the discretion of the Committee.



        "Long-Term Performance Goal" means, for any Performance Period, the business criteria selected by the Committee to measure the performance during such Performance Period of the Company (or of a division, subsidiary or group thereof) from one or more of the following:



           (i) earnings per share of the Company for the Performance Period;



           (ii) net income of the Company for the Performance Period;



           (iii) return on assets of the Company for the Performance Period (net income of the Company for the Performance Period divided by average total assets during such Performance Period);



           (iv) return on stockholder's equity of the Company for the Performance Period (net income of the Company for the Performance Period divided by average stockholder's equity during such Performance Period);



           (v) operating profit of the Company or of a division, subsidiary or group thereof for the Performance Period;



           (vi) operating cash flow of the Company or of a division, subsidiary or group thereof for the Performance Period; and



           (vii) increase in shareholder value as determined at the end of the Performance Period.



        "Long-Term Performance Goal Target" means, for any Long-Term Performance Goal, the levels of performance during a Performance Period under such Long-Term Performance Goal established by the Committee to determine an Eligible Participant's maximum Long-Term Performance Award.



        "Performance Period" means the period in excess of one year commencing on January 1 of the year in which the Committee makes the Long-Term Performance Award to an Eligible Participant.



    (c) ELIGIBILITY. Long-Term Performance Awards are available each year to Eligible Participants who are designated by the Committee, prior to March 31 of such year (or prior to such later date as permitted by Code Section 162(m) and the Regulations).



    (d) DETERMINATION OF LONG-TERM PERFORMANCE AWARDS. Prior to March 31 of each year (or prior to such later date as permitted by Code Section 162(m) and the Regulations), the Committee will designate the Eligible Participants who will be entitled to earn a Long-Term Performance Award for such Performance Period under this Plan, and will establish for each such Eligible Participant for such Performance Period (i) one or more Long-Term Performance Goals, and (ii) for each such Long-Term Performance Goal, a Long-Term Performance Goal Target and the method by which achievement thereof will be measured. In the event that more than one Long-Term Performance Goal is established for any Eligible Participant, the Committee shall at the same time establish the weighting of each such Long-Term Performance Goal in determining such Eligible Participant's Long-Term Performance Award. Notwithstanding anything in this Section 13 to the contrary, the Long-Term Performance Award payable to any Eligible Participant in any Performance Period may not exceed $1.5 million.



    (e) PAYMENT OF LONG-TERM PERFORMANCE AWARDS. Subject to subsection (f) below, Long-Term Performance Awards will be paid in cash as soon as practicable after the end of the Performance Period to which it relates and after the Committee certifies the extent to which the Long-Term Performance Goal Target or Targets under the Long-Term Performance Goal or Goals have been met or exceeded. If permitted by the Regulations and Code Section 162(m), the Committee may determine to pay a portion of a Long-Term Performance Award in December of the last year of the Performance Period to which it relates. The Committee may not increase the amount of a Long-Term Performance Award that would otherwise be payable upon the achievement of the Long-Term Performance Goal Target or Targets, but it may reduce any Eligible Participant's Long-Term Performance Award in its discretion. Subject to Sections 6(c) and 13(g), no Long-Term Performance Award will be payable to any Eligible Participant who is not an employee of the Company on the last day of the Performance Period to which such Long-Term Performance Award relates.



    (f) DEFERRAL OF LONG-TERM PERFORMANCE AWARDS. If the Committee determines that some portion of a Long-Term Performance Award to an Eligible Participant shall be treated as a deferred Long-Term Performance Award and payable in annual or other periodic installments, the Eligible Participant will be notified in writing when such deferred Long-Term Performance Award shall be paid and over what period of time. In each year the Committee shall have the discretion to provide for the payment of an amount equivalent to interest, at such rate or rates fixed by the Committee, on any deferred Long-Term Performance Award. Any amounts provided for pursuant to the preceding sentence shall become payable in such manner, at such time or times, and subject to such conditions as the Committee shall in its sole discretion determine; provided, however, that the total amount of such interest shall be deducted from the maximum amount available for Awards under the formula described in Section 5 of the Plan.



    (g)  TERMINATION OF EMPLOYMENT BECAUSE OF DEATH, DISABILITY OR
RETIREMENT. In the event that an Eligible Participant terminates employment because of death, Disability or Retirement, such Eligible Participant, or in the event of death such person as determined in accordance with Section 14, shall be paid a pro rata portion of such Eligible Participant's Long-Term Performance Award that would otherwise be payable upon the achievement of the Long-Term Performance Goal Target or Targets had the Participant continued employment until the end of the Performance Period. Such pro rata Long-Term Performance Award shall not be paid until the end of the Performance Period to which such Long-Term Performance Award relates.



    (h) CODE SECTION 162(M). It is the intent of the Company that Long-Term Performance Awards satisfy, and this Section 13 be interpreted in a manner that satisfies, the applicable requirement of Code Section 162(m) and the Regulations so that the Company's tax deduction for Long-Term Performance Awards to Eligible Participant's is not disallowed in whole or in part by operation of Code Section 162(m). If any provision of this Plan or of any Long-Term Performance Award would otherwise frustrate or conflict with such intent, that provision shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any irreconcilable conflict with such intent, such provision shall be deemed void as applicable to any Participant whose compensation is subject to Code
Section 162(m).

                           PART II GENERAL PROVISIONS


14. NON-ALIENATION OF BENEFITS


    Except as herein specifically provided, no right or unpaid benefit under this Plan shall be subject to alienation, assignment, pledge or charge and any attempt to alienate, assign, pledge or charge the same shall be void. If any Participant or person entitled to the benefits hereunder should attempt to alienate, assign, pledge or charge any benefit hereunder, then such benefit shall, in the discretion of the Committee, cease. Notwithstanding the foregoing, rights and benefits hereunder shall pass by will or the laws of descent and distribution in the following order: (i) to beneficiaries so designated by the Participant; if none, then (ii) to a legal representative of the Participant; if none, then (iii) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be made at such times and in such manner as if the Participant were living.


15. WITHHOLDING OR DEDUCTION FOR TAXES


    If at any time specified herein for the making of any payment to any Participant or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the payment then to be made, such payment shall be deferred until such withholding or deduction shall have been provided for by the Participant or beneficiary, or other appropriate action shall have been taken.


16. ADMINISTRATION EXPENSES


    The entire expense of administering this Plan shall be borne by the Company.


17. GENERAL CONDITIONS


    (a) The Board in its discretion may from time to time amend, suspend or terminate any or all of the provisions of this Plan, provided that the Board may not make any amendment which materially affects the provisions of Sections 5(a) or (b) of the Plan without the consent and approval of the holders of a majority of the outstanding shares of Class A and Class B Common Stock of the Company entitled to vote thereon, voting together as one class. The foregoing provisions shall not be construed to prevent the Committee from exercising its discretion, or to limit such discretion, to adjust the provisions of Sections 5(a) and (b) hereof as expressly permitted thereby or otherwise to exercise any discretion to the extent expressly authorized hereunder.

    (b) Nothing contained in the Plan shall prohibit the Company from establishing incentive compensation arrangements in addition to this Plan and the Stock Plan. Payments made under any such separate arrangements shall not be included in or considered a part of the maximum amount available for Awards under the Plan and Stock Plan and shall not be charged against the amount available for Awards under the Plan and Stock Plan for any year. In the discretion of the Committee, employees shall be eligible to participate in such other arrangements, as well as the Plan and Stock Plan, in the same year.

    (c) Nothing in this Plan shall be deemed to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time.

    (d) The Committee may promulgate rules and regulations relating to the administration and interpretation of, and procedures under, the Plan. Any decision or action taken by the Company, the Board or the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all Participants and any person claiming under or through any Participant.

    (e) No member of the Board or of the Committee shall be liable for any act or action, whether of commission or omission, taken by any other member or by any officer, agent or employee, nor for anything done or omitted to be done by such Director except in circumstances involving actual bad faith.


18. TRANSITION


    Upon the effectiveness of this Plan, and the Stock Plan, such plans replaced the Company's Executive Incentive Compensation Plan ("EICP"), except that the EICP shall continue to govern options and awards of restricted stock outstanding under the EICP. No further awards will be made under the EICP, and all amounts accrued for awards under the EICP and unawarded were carried forward and made available for Awards under the Plan and awards under the Stock Plan.


19. EFFECTIVE DATES


    The Plan became effective for periods beginning after January 1, 1991 upon the approval by the holders of a majority of the outstanding shares of Class A and Class B Common Stock of the Company entitled to vote thereon at the 1991 Annual Meeting, in person or by proxy, voting together as a single class. No Awards may be granted under the Plan after December 31, 2000, or such earlier expiration date as may be designated by resolution of the Board.